File No. 2-92487
                                                                        811-4078


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       |X|

                  Pre-Effective Amendment No. _____                        |_|


                  Post-Effective Amendment No. 32                          |X|


         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   |X|


                  Amendment No. 34                                         |X|


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                          SELIGMAN FRONTIER FUND, INC.
               (Exact name of registrant as specified in charter)

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                    100 PARK AVENUE, NEW YORK, NEW YORK 10017
                    (Address of principal executive offices)

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                 Registrant's Telephone Number: 212-850-1864 or
                             Toll-Free 800-221-2450

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                          LAWRENCE P. VOGEL, Treasurer
                                 100 Park Avenue
                            New York, New York 10017
                     (Name and address of agent for service)

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 It is proposed that this filing will become effective (check appropriate box):

|_| immediately upon filing pursuant to paragraph (b)        |_| on (date) pursuant to paragraph (a)(1)


|X| on February 28, 2002 pursuant to paragraph (b)           |_| 75 days after filing pursuant to paragraph (a)(2)


|_| 60 days after filing pursuant to paragraph (a)(1)        |_| on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

|_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                                                 S E L I G M A N
                                                               -----------------
                                                                        FRONTIER
                                                                      FUND, INC.


                                   PROSPECTUS

                                  MARCH 1, 2002

                     Seeking Growth In Capital Value Through

                   Investments In Small-Company Growth Stocks

                                   managed by

                                    [GRAPHIC]

                             J. & W. SELIGMAN & CO
                                  INCORPORATED
                                ESTABLISHED 1864

The Securities and Exchange Commission has neither approved nor disapproved the Fund, and it has not determined this Prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in this Fund or any other fund cannot provide a complete investment program. The suitability of an investment in the Fund should be evaluated based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals, and time horizons. We recommend that you consult your financial advisor to determine if this Fund is suitable for you.

EQFR1 3/2002

Table of Contents

The Fund

       Investment Objective                                                   1
       Principal Investment Strategies                                        1
       Principal Risks                                                        2
       Past Performance                                                       3
       Fees and Expenses                                                      5
       Management                                                             6

Shareholder Information

       Deciding Which Class of Shares to Buy                                  7
       Pricing of Fund Shares                                                 9
       Opening Your Account                                                   9
       How to Buy Additional Shares                                          10
       How to Exchange Shares Among the Seligman Mutual Funds                11
       How to Sell Shares                                                    11
       Important Policies That May Affect Your Account                       12
       Dividends and Capital Gain Distributions                              13
       Taxes                                                                 13
       The Seligman Mutual Funds                                             14

Financial Highlights                                                         16

How to Contact Us                                                            19

For More Information                                                 back cover

                          TIMES CHANGE... VALUES ENDURE

The Fund

INVESTMENT OBJECTIVE

The Fund's investment objective is growth of capital. Income may be considered but is incidental to the Fund's investment objective.

PRINCIPAL INVESTMENT STRATEGIES

The Fund uses the following principal investment strategies to pursue its investment objective of growth of capital:

The Fund generally invests at least 65% of its total assets in equity securities of small US companies. Companies are selected for their growth prospects. The Fund uses a bottom-up stock selection approach. This means that the investment manager concentrates on individual company fundamentals, rather than on a particular market sector. The Fund maintains a disciplined investment process that focuses on downside risks as well as upside potential. In selecting investments, the investment manager looks to identify companies that it believes display one or more of the following:

     o    Positive operating cash flows

     o    Quality management

     o    Unique competitive advantages

     o    Historically high returns on capital

--------------------------------------------------------------------------------
Small Companies:

Companies with market capitalization, at the time of purchase by the Fund, of US $2 billion or less.
--------------------------------------------------------------------------------

The Fund generally sells a stock if the investment manager believes its target price is reached, its earnings are disappointing, its revenue growth has slowed, or its underlying fundamentals have deteriorated.

The Fund generally invests primarily in common stocks; however, it may also invest in preferred stocks, securities convertible into common stocks, and stock purchase warrants if the manager believes these investments offer capital growth opportunities. The Fund may also invest in American Depositary Receipts (ADRs), which are publicly-traded instruments generally issued by domestic banks or trust companies that represent a security of a foreign issuer. ADRs are quoted and settled in US dollars. The Fund uses the same criteria in evaluating these securities as it does for common stocks.

The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold) and may invest up to 10% of its total assets directly in foreign securities. The limit on foreign securities does not include ADRs or commercial paper or certificates of deposit issued by foreign banks. The Fund may also purchase put options in an attempt to hedge against a decline in the price of securities it holds. A put option gives the Fund the right to sell an underlying security at a particular price during a fixed period of time. The Fund generally does not invest a significant amount of its assets, if any, in illiquid securities, foreign securities or put options.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent the Fund from achieving its objective.

The Fund's investment objective may be changed only with shareholder approval. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund's Board of Directors.

The Fund's Board of Directors may change the parameters by which "small companies" are defined if it concludes such a change is appropriate.

There is no guarantee the Fund will achieve its objective.

PRINCIPAL RISKS

Stock prices fluctuate. Therefore, as with any fund that invests in stocks, the Fund's net asset value will fluctuate, especially in the short term. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

Small-company stocks, as a whole, may experience larger price fluctuations than large-company stocks or other types of investments. Small companies tend to have shorter operating histories and may have less experienced management. During periods of investor uncertainty, investor sentiment may favor large, well-known companies over small, lesser-known companies.

The Fund seeks to reduce the risks of investing in small company stocks by adhering to its disciplined investment process and by diversifying its investments, typically among more than 100 stocks, and avoiding concentration in any one industry. The Fund may, however, invest more heavily in certain industries believed to offer good investment opportunities. To the extent that an industry in which the Fund is invested falls out of favor, the Fund's performance may be negatively affected.

The Fund's performance may also be affected by the broad investment environment in the US or international securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

Foreign securities, illiquid securities, or options in the Fund's portfolio involve higher risk and may subject the Fund to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including currency fluctuations, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions, and settlement and custody risks.

The Fund may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Fund's expenses. Frequent and active trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PAST PERFORMANCE


The information below provides some indication of the risks of investing in the Fund by showing how the performance of Class A shares has varied year to year, as well as how the performance of each Class compares to three widely-used measures of small company stock performance.

Although the Fund's fiscal year ends on October 31, the following performance information is provided on a calendar year basis to assist you in comparing the returns of the Fund with the returns of other mutual funds. How the Fund has performed in the past (before and after taxes), however, is not necessarily an indication of how the Fund will perform in the future.

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges or taxes. If these charges were included, the returns would be lower. The average annual total returns presented in the table on the following page do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class B, Class C, and Class D shares will vary due to differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                  Class A Annual Total Returns - Calendar Years

                         [GRAPHIC OF BAR CHART OMITTED]

                                  1992     15.99%
                                  1993     26.30%
                                  1994      7.01%
                                  1995     36.43%
                                  1996     11.26%
                                  1997     17.83%
                                  1998     -2.24%
                                  1999     13.28%
                                  2000    -14.19%
                                  2001     -8.72%


         Best calendar quarter return: 26.98% - quarter ended 12/31/99. Worst calendar quarter return: -22.92% - quarter ended 9/30/98.

              Average Annual Total Returns - Periods Ended 12/31/01

                                                                          CLASS B     CLASS C      CLASS D
                                                                           SINCE       SINCE        SINCE
                                              ONE      FIVE      TEN     INCEPTION   INCEPTION    INCEPTION
                                              YEAR     YEARS    YEARS     4/22/96     5/27/99       5/3/93
                                            -------    -----    -----    ---------   ---------    ---------
Class A
  Return before taxes                        (13.05)%  (0.53)%   8.76%      n/a         n/a          n/a
  Return after taxes on distributions(1)     (13.05)   (1.36)    6.39       n/a         n/a          n/a
  Return after taxes on distributions
    and sale of Fund shares(1)                (7.95)   (0.41)    6.34       n/a         n/a          n/a
Class B                                      (13.91)   (0.66)     n/a     (0.42)%       n/a          n/a
Class C                                      (11.26)     n/a      n/a       n/a       (0.85)%        n/a
Class D                                      (10.37)   (0.35)     n/a       n/a         n/a         8.03%
Russell 2000 Growth Index                     (9.23)    2.87     7.19      2.66       (1.74)        8.03
Russell 2000 Index                             2.49     7.52    11.51      7.94        6.16        10.96
Lipper Small Cap Growth Funds Average        (10.87)    8.51    11.17      7.44        9.59        11.44(2)

The Russell 2000 Index, Russell 2000 Growth Index, and the Lipper Small Cap Growth Funds Average are unmanaged benchmarks that assume the reinvestment of dividends and capital gain distributions. The Lipper Average does not reflect any sales charges or taxes and the Russell Indices do not reflect any fees, sales charges or taxes. The Russell 2000 Index measures the performance of small-cap stocks, the Russell 2000 Growth Index measures the performance of small-cap growth stocks, and the Lipper Average measures the performance of mutual funds with investment objectives similar to the Fund. In the future, the Fund will not be compared to the Russell 2000 Index because this index represents both small-cap growth and small-cap value stocks while the Fund generally invests in only small-cap growth stocks.

----------
(1) Return after taxes on distributions may be the same as the return before taxes for the same period because there were no distributions during the period. Return after taxes on distributions and sale of Fund shares may be equal to or greater than return after taxes on distributions for the same period because of losses realized on the sale of Fund shares.

(2)  From April 30, 1993.

FEES AND EXPENSES

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to your account. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.


  Shareholder Fees                                           Class A    Class B   Class C   Class D
  ----------------                                          ---------   -------   -------   -------
Maximum Sales Charge (Load) ............................     4.75%          5%        2%        1%
  Maximum Sales Charge (Load) on Purchases
    (as a % of offering price) .........................     4.75%(1)    none         1%     none
  Maximum Contingent Deferred Sales Charge (Load)
    (CDSC) on Redemptions (as a % of original
    purchase price or current net asset value, whichever
    is less) ...........................................     none(1)        5%        1%        1%

Annual Fund Operating Expenses
------------------------------
(as a percentage of average net assets)

Management Fees ........................................     0.95%       0.95%     0.95%     0.95%
Distribution and/or Service (12b-1) Fees ...............     0.24%       1.00%     1.00%     1.00%
Other Expenses .........................................     0.59%       0.59%     0.59%     0.59%
                                                             ----        ----      ----      ----
Total Annual Fund Operating Expenses ...................     1.78%       2.54%     2.54%     2.54%
                                                             ====        ====      ====      ====


----------
(1) If you buy Class A shares for $1,000,000 or more, you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.


--------------------------------------------------------------------------------
Management Fees:

Fees paid out of Fund assets to the investment manager to compensate it for managing the Fund.

12b-1 Fees:

Fees paid by each Class, pursuant to a plan adopted by the Fund under Rule 12b-1 of the Investment Company Act of 1940. The plan allows each Class to pay distribution and/or service fees for the sale and distribution of its shares and for providing services to shareholders.

Other Expenses:

Miscellaneous expenses of running the Fund, including such things as transfer agency, registration, custody, auditing and legal fees.
--------------------------------------------------------------------------------

Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses (including the management fee) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                             1 Year  3 Years   5 Years  10 Years
                                             ------  -------   -------  --------
Class A                                        $647   $1,009    $1,394   $2,470
Class B                                         757    1,091     1,550    2,690+
Class C                                         454      883     1,437    2,947
Class D                                         357      791     1,350    2,875


If you did not sell your shares at the end of each period, your costs would be:


                                            1 Year   3 Years   5 Years  10 Years
                                            ------   -------   -------  --------
Class A                                       $647    $1,009    $1,394  $2,470
Class B                                        257       791     1,350   2,690+
Class C                                        355       883     1,437   2,947
Class D                                        257       791     1,350   2,875


----------
+ Class B shares will automatically convert to Class A shares approximately eight years after purchase.

MANAGEMENT

The Fund's Board of Director provides broad supervision over the affairs of the Fund

J. & W. Seligman & Co. Incorporated (Seligman), 100 Park Avenue, New York, New York 10017, is the manager of the Fund. Seligman manages the investment of the Fund's assets, including making purchases and sales of portfolio securities consistent with the Fund's investment objective and strategies, and administers the Fund's business and other affairs.


Established in 1864, Seligman currently serves as manager to 23 US registered investment companies, which offer more than 60 investment portfolios with approximately $17.3 billion in assets as of January 31, 2002. Seligman also provides investment management or advice to institutional or other accounts having an aggregate value at January 31, 2002, of approximately $10 billion.

The Fund pays Seligman a fee for its management services. The fee rate declines as the Fund's net assets increase. It is equal to an annual rate of .95% of the Fund's average daily net assets on the first $750 million of net assets and .85% of the Fund's average daily net assets in excess of $750 million. For the Fund's fiscal year ended October 31, 2001, the management fee paid by the Fund to Seligman was equal to an annual rate of .95% of the Fund's average daily net assets.


--------------------------------------------------------------------------------
Affiliates of Seligman:

Seligman Advisors, Inc.:

The Fund's general distributor; responsible for accepting orders for purchases and sales of Fund shares.

Seligman Services, Inc.:


A limited purpose broker/dealer; acts as the broker/dealer of record for shareholder accounts that do not have a designated broker or financial advisor.


Seligman Data Corp. (SDC):

The Fund's shareholder service agent; provides shareholder account services to the Fund at cost.
--------------------------------------------------------------------------------

Portfolio Management


The Fund is managed by the Seligman Small Company Growth Team, headed by Mr. Frederick J. Ruvkun, a Managing Director of Seligman. Mr. Ruvkun, who joined Seligman in January 1997, is a Vice President and Portfolio Manager of the Fund. He is a Vice President of Global Fund Series, Inc. and Co-Portfolio Manager of its Global Smaller Companies Fund; and he is also a Vice President of Seligman Portfolios, Inc. and Portfolio Manager of its Frontier Portfolio and Co-Portfolio Manager of its Global Smaller Companies Portfolio. Prior to joining Seligman, Mr. Ruvkun was a portfolio manager for Bessemer Trust since 1993. Previously, he had been a technology analyst at Morgan Stanley Asset Management and a sell-side technology analyst at Morgan Stanley.

Shareholder Information

DECIDING WHICH CLASS OF SHARES TO BUY

Each of the Fund's Classes represents an interest in the same portfolio of investments. However, each Class has its own sales charge schedule, and its ongoing 12b-1 fees may differ from other Classes. When deciding which Class of shares to buy, you should consider, among other things:

     o    The amount you plan to invest.

     o How long you intend to remain invested in the Fund, or another Seligman mutual fund.

     o If you would prefer to pay an initial sales charge and lower ongoing 12b-1 fees, or be subject to a CDSC and pay higher ongoing 12b-1 fees.

     o Whether you may be eligible for reduced or no sales charges when you buy or sell shares.

An authorized dealer or your financial advisor will be able to help you decide which Class of shares best meets your needs.


--------------------------------------------------------------------------------
 Class A

     o    Initial sales charge on Fund purchases, as set forth below:

                                Sales Charge     Sales Charge    Regular Dealer
                                   as a %           as a %          Discount
                                of Offering         of Net         as a % of
Amount of your Investment         Price(1)     Amount Invested   Offering Price
-------------------------       ------------   ---------------   --------------
Less than  $ 50,000                 4.75%            4.99%            4.25%
$50,000 -  $ 99,999                 4.00             4.17             3.50
$100,000 - $249,999                 3.50             3.63             3.00
$250,000 - $499,999                 2.50             2.56             2.25
$500,000 - $999,999                 2.00             2.04             1.75
$1,000,000 and over(2)              0.00             0.00             0.00

----------
(1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.


(2) You will not pay an initial sales charge on purchases of $1 million or more, but you will be subject to a 1% CDSC if you sell your shares within 18 months.


     o    Annual 12b-1 fee (for shareholder services) of up to 0.25%.


     o No initial sales charge on reinvested dividends or capital gain distributions.


     o Certain employer-sponsored defined contribution-type plans can purchase shares with no initial sales charge.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Class B

     o    No initial sales charge on purchases.

     o    A declining CDSC on shares sold within 6 years of purchase:

Years Since Purchase                    CDSC
--------------------                    ----
Less than 1 year                         5%
1 year or more but less than 2 years     4
2 years or more but less than 3 years    3
3 years or more but less than 4 years    3
4 years or more but less than 5 years    2
5 years or more but less than 6 years    1
6 years or more                          0

     o    Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.

     o Automatic conversion to Class A shares approximately eight years after purchase, resulting in lower ongoing 12b-1 fees.

     o No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

--------------------------------------------------------------------------------
Your purchase of Class B shares must be for less than $250,000, because if you invest $250,000 or more, you will pay less in fees and charges if you buy another Class of shares.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C

     o    Initial sales charge on Fund purchases, as set forth below:


                                Sales Charge                     Regular Dealer
                                   as a %      Sales Charge         Discount
                                of Offering     as a % of Net      as a % of
Amount of your Investment         Price(1)     Amount Invested   Offering Price
-------------------------       ------------   ---------------   --------------
Less than  $100,000                 1.00%         1.01%               1.00%
$100,000 - $249,999                 0.50          0.50                0.50
$250,000 - $1,000,000               0.00          0.00                0.00

----------
(1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.

     o    A 1% CDSC on shares sold within eighteen months of purchase.

     o    Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.

     o No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.


     o No initial sales charge on reinvested dividends or capital gain distributions.

     o No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.
--------------------------------------------------------------------------------
Your purchase of Class C Shares must be for less than $1,000,000 because if you invest $1,000,000 or more you would pay less in fees and charges if you buy Class A Shares.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D*

     o    No initial sales charge on purchases.

     o    A 1% CDSC on shares sold within one year of purchase.

     o    Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.

     o No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.

     o No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

----------
* Class D shares are not available to all investors. You may purchase Class D shares only (1) if you already own Class D shares of the Fund or another Seligman mutual fund, (2) if your financial advisor of record maintains an omnibus account at SDC, or (3) pursuant to a 401(k) or other retirement plan program for which Class D shares are already available or for which the sponsor requests Class D shares because the sales charge structure of Class D shares is comparable to the sales charge structure of the other funds offered under the program.
--------------------------------------------------------------------------------


The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows each Class to pay 12b-1 fees for the sale and distribution of its shares and/or for providing services to shareholders.


Because the Fund's 12b-1 fees are paid out of each Class's assets on an ongoing basis, over time these fees will increase your investment expenses and may cost you more than other types of sales charges.


The Fund's Board of Directors believes that no conflict of interest currently exists among the Fund's Classes of shares. On an ongoing basis, the Directors, in the exercise of their fiduciary duties under the Investment Company Act of 1940 and Maryland law, will seek to ensure that no such conflict arises.


How CDSCs Are Calculated

To minimize the amount of the CDSC you may pay when you sell your shares, the Fund assumes that shares acquired through reinvested dividends and capital gain distributions (which are not subject to a CDSC) are sold first. Shares that have been in your account long enough so they are not subject to a CDSC are sold next. After these shares are exhausted, shares will be sold in the order they were purchased (earliest to latest). The amount of any CDSC that you pay will be based on the shares' original purchase price or current net asset value, whichever is less.


You will not pay a CDSC when you exchange shares of the Fund to buy the same class of shares of any other Seligman mutual fund ("another fund" or "other fund"). For the purpose of calculating the CDSC, when you exchange shares of the Fund for the same class of another fund, it will be assumed that you held the shares of the other fund since the date you originally purchased the shares of the Fund. Similarly, when you exchange shares of another fund for shares of the Fund, it will be assumed that you held the shares of the Fund since the date you originally purchased shares of the other fund.

PRICING OF FUND SHARES


When you buy or sell shares, you do so at the Class's net asset value (NAV) next calculated after Seligman Advisors receives your request in good order. Any applicable sales charge will be added to the purchase price for Class A shares and Class C shares. Purchase or sale orders received by an authorized dealer or your financial advisor by the close of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) and received in good order by Seligman Advisors before the close of business (5:00 p.m. Eastern time) on the same day will be executed at the Class's NAV calculated as of the close of regular trading on the NYSE on that day. However, Seligman Advisors may reject any request to purchase Fund shares under the circumstances discussed later in this Prospectus in "Important Policies That May Affect Your Account." An authorized dealer or your financial advisor is responsible for forwarding your order to Seligman Advisors before the close of business.


--------------------------------------------------------------------------------
NAV:

Computed separately for each Class by dividing that Class's share of the net assets of the Fund (i.e., its assets less liabilities) by the total number of outstanding shares of the Class.
--------------------------------------------------------------------------------


If your buy or sell order is received by an authorized dealer or your financial advisor after the close of regular trading on the NYSE, or is accepted by Seligman Advisors after the close of business, the order will be executed at the Class's NAV calculated as of the close of regular trading on the next NYSE trading day. When you sell shares, you receive the Class's per share NAV, less any applicable CDSC.


The NAV of the Fund's shares is determined each day, Monday through Friday, on days that the NYSE is open for trading. Because of their higher 12b-1 fees, the NAV of Class B, Class C, and Class D shares will generally be lower than the NAV of Class A shares of the Fund.

Securities owned by the Fund are valued at current market prices. If reliable market prices are unavailable, securities are valued in accordance with procedures approved by the Fund's Board of Directors.

OPENING YOUR ACCOUNT


The Fund's shares are sold through authorized dealers or financial advisors who have sales agreements with Seligman Advisors. There are several programs under which you may be eligible for reduced sales charges or lower minimum investments. Ask an authorized dealer or your financial advisor if any of these programs apply to you. Class D shares are not available to all investors. For more information, see "Deciding Which Class of Shares to Buy--Class D."

To make your initial investment in the Fund, contact an authorized dealer or your financial advisor or complete an account application and send it with your check directly to SDC at the address provided on the account application. If you do not choose a Class, your investment will automatically be made in Class A shares.


The required minimum initial investments are:

     o    Regular (non-retirement) accounts: $1,000

     o For accounts opened concurrently with Invest-A-Check(R): $100 to open if you will be making monthly investments $250 to open if you will be making quarterly investments

If you buy shares by check and subsequently sell the shares, SDC will not send your proceeds until your check clears, which could take up to 15 calendar days from the date of your purchase.

--------------------------------------------------------------------------------
You may buy shares of the Fund for all types of tax-deferred retirement plans. Contact Retirement Plan Services at the address or phone number listed on the inside back cover of this Prospectus for information and to receive the proper forms.
--------------------------------------------------------------------------------


You will be sent a statement confirming your purchase, and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Seligman funds you own under the same account number. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee of $10 per year, per account, with a maximum charge of $150 per account. Send your request and a check for the fee to SDC.


           If you want to be able to buy, sell, or exchange shares by telephone, you should complete an application when you open your account. This will prevent you from having to
                complete a supplemental election form (which may
                 require a signature guarantee) at a later date.

HOW TO BUY ADDITIONAL SHARES


After you have made your initial investment, there are many options available to make additional purchases of Fund shares. Subsequent purchases must be for $100 or more.

Shares may be purchased through an authorized dealer or your financial advisor, or you may send a check directly to SDC. Please provide either an investment slip or a note that provides your name(s), Fund name and account number. Unless you indicate otherwise, your investment will be made in the Class you already own.


Send investment checks to:

     Seligman Data Corp.
     P.O. Box 9766
     Providence, RI 02940-9766


Your check must be in US dollars and be drawn on a US bank. You may not use cash, checks made payable to cash, third party checks, traveler's checks or credit card convenience checks for investment.


You may also use the following account services to make additional investments:

Invest-A-Check(R). You may buy Fund shares electronically from a savings or checking account of an Automated Clearing House (ACH) member bank. If your bank is not a member of ACH, the Fund will debit your checking account by preauthorized checks. You may buy Fund shares at regular monthly intervals in fixed amounts of $100 or more, or regular quarterly intervals in fixed amounts of $250 or more. If you use Invest-A-Check(R), you must continue to make automatic investments until the Fund's minimum initial investment of $1,000 is met or your account may be closed.

Automatic Dollar-Cost-Averaging. If you have at least $5,000 in Seligman Cash Management Fund, you may exchange uncertificated shares of that fund to buy shares of the same class of another Seligman mutual fund at regular monthly intervals in fixed amounts of $100 or more, or regular quarterly intervals in fixed amounts of $250 or more. If you exchange Class A shares or Class C shares, you may pay an initial sales charge to buy Fund shares.


Automatic CD Transfer. You may instruct your bank to invest the proceeds of a maturing bank certificate of deposit in shares of the Fund. If you wish to use this service, contact SDC or an authorized dealer or your financial advisor to obtain the necessary forms. Because your bank may charge you a penalty, it is not normally advisable to withdraw CD assets before maturity.

Dividends From Other Investments. You may have your dividends from other companies paid to the Fund. (Dividend checks must include your name, account number, Fund name, and Class of shares and be drawn in an amount of $100 or more.)


Direct Deposit. You may buy Fund shares electronically with funds from your employer, the IRS, or any other institution that provides direct deposit. Call SDC for more information.


Seligman Time Horizon Matrix(SM). (Requires an initial total investment of $10,000.) This is a needs-based investment process, designed to help you and your financial advisor plan to seek your long-term financial goals. It considers your financial needs, and helps frame a personalized asset-allocation strategy around the cost of your future commitments and the time you have to meet them. Contact an authorized dealer or your financial advisor for more information.

Seligman Harvester(SM PATENT PENDING). If you are a retiree or nearing retirement, this program is designed to help you establish an investment strategy that seeks to meet your needs throughout your retirement. The strategy is customized to your personal financial situation by allocating your assets to seek to address your income requirements, prioritizing your expenses and establishing a prudent withdrawal schedule. Contact an authorized dealer or your financial advisor for more information.

HOW TO EXCHANGE SHARES AMONG THE SELIGMAN MUTUAL FUNDS

You may sell Fund shares to buy shares of the same Class of another Seligman mutual fund, or you may sell shares of another Seligman mutual fund to buy Fund shares. Exchanges will be made at each fund's respective NAV. You will not pay an initial sales charge when you exchange, unless you exchange Class A shares or Class C shares of Seligman Cash Management Fund to buy shares of the same Class of the Fund or another Seligman mutual fund.

Only your dividend and capital gain distribution options and telephone services will be automatically carried over to any new fund account. If you wish to carry over any other account options (for example, Invest-A-Check(R) or Systematic Withdrawals) to the new fund, you must specifically request so at the time of your exchange.

If you exchange into a new fund, you must exchange enough to meet the new fund's minimum initial investment.


See "The Seligman Mutual Funds" for a list of the funds available for exchange. Before making an exchange, contact an authorized dealer or your financial advisor or SDC to obtain the applicable fund prospectus(es).You should read and understand a fund's prospectus before investing. Some funds may not offer all Classes of shares.


HOW TO SELL SHARES

The easiest way to sell Fund shares is by phone. If you have telephone services, you may be able use this service to sell Fund shares. Restrictions apply to certain types of accounts. Please see "Important Policies That May Affect Your Account."

When you sell Fund shares by phone, a check for the proceeds is sent to your address of record. If you have current ACH bank information on file, you may have the proceeds of the sale of your Fund shares directly deposited into your bank account (typically, 3-4 business days after your shares are sold).


You may sell shares to the Fund through an authorized dealer or your financial advisor. The Fund does not charge any fees or expenses, other than any applicable CDSC, for this transaction; however, the authorized dealer or financial advisor may charge a fee. Contact an authorized dealer or your financial advisor for more information.

You may always send a written request to sell Fund shares; however, it may take longer to get your money.

To protect you and the Fund, if your written redemption request is for $25,000 or more, SDC will seek telephone confirmation from you, an authorized dealer or your financial advisor before sending any money. If the proceeds are: (1) $50,000 or more; (2) to be paid to someone other than the account owner; or (3) to be mailed to your financial advisor, then before sending any money, the Fund will require:

     o    A signed, written redemption request;

     o    Telephone confirmation; and

     o    A signature guarantee.

Confirmations will not affect the date on which your redemption request is actually processed.


If your Fund shares are represented by certificates, you will need to surrender the certificates to SDC before you sell your shares.


--------------------------------------------------------------------------------
Signature Guarantee:

Protects you and the Fund from fraud. It guarantees that a signature is genuine. A guarantee must be obtained from an eligible financial institution. Notarization by a notary public is not an acceptable signature guarantee.
--------------------------------------------------------------------------------


You may need to provide additional documents to sell Fund shares if you are:

     o    a corporation;

     o    an executor or administrator;

     o    a trustee or custodian; or

     o    in a retirement plan.


Contact an authorized dealer or your financial advisor or SDC's Shareholder Services Department for information on selling your shares under any of the above circumstances.


You may also use the following account service to sell Fund shares:

Systematic Withdrawal Plan. If you have at least $5,000 in the Fund, you may withdraw (sell) a fixed dollar amount (minimum of $50) of uncertificated shares at regular intervals. A check will be sent to you at your address of record or, if you have current ACH bank information on file, you may have your payments directly deposited to your predesignated bank account in 3-4 business days after your shares are sold. If you bought $1,000,000 or more of Class A shares without an initial sales charge, your withdrawals may be subject to a 1% CDSC if they occur within 18 months of purchase. If you own Class B, Class C or Class D shares and reinvest your dividends and capital gain distributions, you may annually withdraw 12%, 10% or 10%, respectively, of the value of your Fund account (at the time of election) without a CDSC.

IMPORTANT POLICIES THAT MAY AFFECT YOUR ACCOUNT

To protect you and other shareholders, the Fund reserves the right to:

     o    Refuse an exchange request if:

          1. you have exchanged twice from the same fund in any three-month period;

          2. the amount you wish to exchange equals the lesser of $1,000,000 or 1% of the Fund's net assets; or


          3. you, an authorized dealer or your financial advisor have been advised that previous patterns of purchases and sales or exchanges have been considered excessive.


     o    Refuse any request to buy Fund shares;

     o    Reject any request received by telephone;

     o    Suspend or terminate telephone services;

     o    Reject a signature guarantee that SDC believes may be fraudulent;


     o Close your fund account if its value falls below $500, although the Fund generally will not close an account that falls below $500 as a result of a market decline. The Funds will notify you in writing at least 30 days before closing the account;


     o Close your account if it does not have a certified taxpayer identification number.

Telephone Services


You, an authorized dealer or your financial advisor will be able to place the following requests by telephone, unless you indicate on your account application that you do not want telephone services:


     o Sell uncertificated shares (up to $50,000 per day, payable to account owner(s) and mailed to address of record);

     o    Exchange shares between funds;

     o    Change dividend and/or capital gain distribution options;

     o    Change your address;

     o    Establish systematic withdrawals to address of record.

If you do not complete an account application when you open your account, telephone services must be elected on a supplemental election form.

Restrictions apply to certain types of accounts:

     o Trust accounts on which the current trustee is not listed may not sell Fund shares by phone;

     o    Corporations may not sell Fund shares by phone;

     o IRAs may only exchange Fund shares or request address changes by phone;

     o Group retirement plans may not sell Fund shares by phone; plans that allow participants to exchange by phone must provide a letter of authorization signed by the plan custodian or trustee and provide a supplemental election form signed by all plan participants.


Unless you have current ACH bank information on file, you will not be able to sell Fund shares by phone within 30 days following an address change.

Your telephone request must be communicated to an SDC representative. You may not request any phone transactions via the automated access line.

You may cancel telephone services at any time by sending a written request to SDC. Each account owner, by accepting or adding telephone services, authorizes each of the other owners to make requests by phone. An authorized dealer or your financial advisor representative may not establish telephone services without your written authorization. SDC will send written confirmation to the address of record when telephone services are added or terminated.

During times of heavy call volume, you may not be able to get through to SDC by phone to request a sale or exchange of Fund shares. In this case, you may need to send written instructions, and it may take longer for your request to be processed. The Fund's NAV may fluctuate during this time.

The Fund and SDC will not be liable for processing requests received by phone as long as it was reasonable to believe that the request was genuine. The Fund and SDC will employ reasonable procedures to confirm whether instructions received by telephone are genuine, and, if they do not, they may be liable for any losses due to unauthorized or fraudulent instructions.


Reinstatement Privilege


If you sell Fund shares, you may, within 120 calendar days, use part or all of the proceeds to buy shares of the Fund or another Seligman mutual fund (reinstate your investment) without paying an initial sales charge or, if you paid a CDSC when you sold your shares, receiving a credit for the applicable CDSC paid. This privilege is available only once each calendar year. Contact an authorized dealer or your financial advisor for more information. You should consult your tax advisor concerning possible tax consequences of exercising this privilege.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

The Fund generally pays any dividends from its net investment income and distributes net capital gains realized on investments annually. It is expected that the Fund's distributions will be primarily capital gains.

--------------------------------------------------------------------------------
Dividend:

A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest earned on portfolio securities less expenses).

Capital Gain Distribution:

A payment to mutual fund shareholders which represents profits realized on the sale of securities in a fund's portfolio.

Ex-dividend Date:

The day on which any declared distributions (dividends or capital gains) are deducted from a fund's assets before it calculates its NAV.
--------------------------------------------------------------------------------

You may elect to:

(1)  reinvest both dividends and capital gain distributions;

(2)  receive dividends in cash and reinvest capital gain distributions; or

(3)  receive both dividends and capital gain distributions in cash.

Your dividends and capital gain distributions will be reinvested if you do not instruct otherwise or if you own Fund shares in a Seligman tax-deferred retirement plan.


If you want to change your election, you may write SDC at the address listed on the back cover of this Prospectus or, if you have telephone services, you, an authorized dealer or your financial advisor may call SDC. Your request must be received by SDC before the record date to be effective for that dividend or capital gain distribution.

Cash dividends or capital gain distributions that are not reinvested, will be sent by check to your address of record or, if you have current ACH bank information on file, directly deposited into your predesignated bank account within 3-4 business days from the payable date.


Dividends and capital gain distributions are reinvested to buy additional Fund shares on the payable date using the NAV of the ex-dividend date.

Dividends on Class B, Class C, and Class D shares will be lower than the dividends on Class A shares as a result of their higher 12b-1 fees. Capital gain distributions will be paid in the same amount for each Class.

TAXES

The tax treatment of dividends and capital gain distributions is the same whether you take them in cash or reinvest them to buy additional Fund shares. Tax-deferred retirement plans are not taxed currently on dividends or capital gain distributions or on exchanges.

Dividends paid by the Fund are taxable to you as ordinary income. You may be taxed at different rates on capital gains distributed by the Fund depending on the length of time the Fund holds its assets.

When you sell Fund shares, any gain or loss you realize will generally be treated as a long-term capital gain or loss if you held your shares for more than one year, or as a short-term capital gain or loss if you held your shares for one year or less. However, if you sell Fund shares on which a long-term capital gain distribution has been received and you held the shares for six months or less, any loss you realize will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.

An exchange of Fund shares is a sale and may result in a gain or loss for federal income tax purposes.

Each January, you will be sent information on the tax status of any distributions made during the previous calendar year. Because each shareholder's situation is unique, you should always consult your tax advisor concerning the effect income taxes may have on your individual investment.

THE SELIGMAN MUTUAL FUNDS

EQUITY

SPECIALTY
--------------------------------------------------------------------------------
Seligman Communications and Information Fund

Seeks capital appreciation by investing in companies operating in all aspects of the communications, information, and related industries.


Seligman Emerging Markets Fund

Seeks long-term capital appreciation by investing primarily in equity securities of companies in emerging markets.


Seligman Global Technology Fund

Seeks long-term capital appreciation by investing primarily in global securities (US and non-US) of companies in the technology and technology-related industries.

SMALL COMPANY
--------------------------------------------------------------------------------
Seligman Frontier Fund

Seeks growth of capital by investing primarily in small company growth stocks.


Seligman Global Smaller Companies Fund

Seeks long-term capital appreciation by investing in securities of smaller companies around the world, including the US.


Seligman Small-Cap Value Fund

Seeks long-term capital appreciation by investing in equities of small companies, deemed to be "value" companies by the investment manager.

MEDIUM COMPANY
--------------------------------------------------------------------------------
Seligman Capital Fund

Seeks capital appreciation by investing in the common stocks of companies with significant potential for growth.

LARGE COMPANY
--------------------------------------------------------------------------------

Seligman Common Stock Fund

Seeks favorable, but not the highest, current income and long-term growth of both income and capital, without exposing capital to undue risk.


Seligman Growth Fund

Seeks long-term growth of capital value and an increase in future income.

Seligman Global Growth Fund

Seeks capital appreciation by investing primarily in equity securities of companies that have the potential to benefit from global economic or social trends.


Seligman International Growth Fund

Seeks long-term capital appreciation by investing in securities of medium- to large-sized companies, primarily in the developed markets outside the US.


Seligman Large-Cap Value Fund

Seeks long-term capital appreciation by investing in equities of large companies, deemed to be "value" companies by the investment manager.


TAX AWARE
--------------------------------------------------------------------------------
Seligman Tax-Aware Fund

Seeks long-term capital appreciation consistent with maximizing after-tax returns.


BALANCED
--------------------------------------------------------------------------------
Seligman Income Fund

Seeks high current income and improvement in capital value over the long term, consistent with prudent risk of capital.

FIXED-INCOME

INCOME
--------------------------------------------------------------------------------
Seligman High-Yield Bond Fund

Seeks to maximize current income by investing in a diversified portfolio of high-yielding, high-risk corporate bonds, commonly referred to as "junk bonds."


Seligman Investment Grade Fixed Income Fund

Seeks to produce a high level of current income consistent with prudent exposure to risk. Capital appreciation is a secondary objective.


Seligman U.S. Government Securities Fund

Seeks high current income primarily by investing in a diversified portfolio of securities guaranteed by the US government, its agencies, or instrumentalities, which have maturities greater than one year.

MUNICIPAL
--------------------------------------------------------------------------------
Seligman Municipal Funds:

National Fund

Seeks maximum income, exempt from regular federal income taxes.

State-specific funds:*

Seek to maximize income exempt from regular federal income taxes and from regular income taxes in the designated state.

California
o High-Yield            Louisiana                New Jersey
o Quality               Maryland                 New York
Colorado                Massachusetts            North Carolina
Florida                 Michigan                 Ohio
Georgia                 Minnesota                Oregon
                        Missouri                 Pennsylvania
                                                 South Carolina


----------
*    A small portion of income may be subject to state and local taxes.

MONEY MARKET
--------------------------------------------------------------------------------
Seligman Cash Management Fund

Seeks to preserve capital and to maximize liquidity and current income, by investing only in high-quality money market securities having a maturity of 90 days or less. The fund seeks to maintain a constant net asset value of $1.00 per share.

ASSET ALLOCATION


Seligman Time Horizon/Harvester Series, Inc. is an asset-allocation type mutual fund. It offers four different asset-allocation funds that pursue their investment objectives by allocating their assets among other mutual funds in the Seligman Group.


Seligman Time Horizon 30 Fund

Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in aggressive growth-oriented domestic and international equity securities weighted toward small- and medium-capitalization companies.

Seligman Time Horizon 20 Fund

Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in growth-oriented domestic and international equity securities, with a more even weighting among small-, medium- and large-capitalization companies than Seligman Time Horizon 30 Fund.


Seligman Time Horizon 10 Fund

Seeks capital appreciation by creating a portfolio of mutual funds that invests in small-, medium- and large-capitalization domestic and international equity securities as well as domestic fixed-income securities.


Seligman Harvester Fund

Seeks capital appreciation and preservation of capital with current income and growth of income by creating a portfolio of mutual funds that invests in medium- and large-capitalization domestic and international equity securities supplemented by a larger allocation of fixed-income securities and cash than Seligman Time Horizon 10 Fund.

Financial Highlights


The tables below are intended to help you understand the financial performance of the Fund's Classes for the past five years and one month or, if less than five years and one month, the period of the Class's operations. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. "Total return" shows the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your capital gain distributions. Total returns do not reflect any sales charges or taxes. Deloitte & Touche LLP, independent auditors, have audited this information. Their report, along with the Fund's financial statements, are included in the Fund's Annual Report, which is available upon request.



                                                                             CLASS A
                                         --------------------------------------------------------------------------
                                              Year ended
                                              October 31,           10/1/99            Year ended September 30,
                                         --------------------         to         ----------------------------------
                                          2001         2000        10/31/99**      1999        1998         1997
                                         -------     --------      --------      -------     --------     --------
Per Share Data:*
Net asset value, beginning of
period ...............................   $ 15.88     $  12.93     $  13.23      $  12.44     $  17.55     $  15.38
                                         -------     --------     --------      --------     --------     --------
Income from investment
operations:
     Net investment income (loss) ....     (0.11)       (0.23)       (0.02)        (0.15)       (0.16)       (0.16)
     Net gains or losses on securities
       (both realized and
       unrealized)....................     (3.73)        3.18        (0.28)         0.94        (3.32)        3.20
                                         -------     --------     --------      --------     --------     --------
Total from investment operations......     (3.84)        2.95        (0.30)         0.79        (3.48)        3.04
                                         -------     --------     --------      --------     --------     --------
Less distributions:
     Dividends from net investment
       income.........................        --          --            --            --           --           --
     Distributions from capital
       gains  ........................     (1.39)         --            --            --        (1.63)       (0.87)
                                         -------     --------     --------      --------     --------     --------
Total distributions...................     (1.39)         --            --            --        (1.63)       (0.87)
                                         -------     --------     --------      --------     --------     --------
Net asset value, end of period........   $ 10.65     $  15.88     $  12.93      $  13.23     $  12.44     $  17.55
                                         =======     ========     ========      ========     ========     ========
Total Return:                             (26.02)%      22.82%       (2.27)%        6.35%      (21.32)%      21.19%
Ratios/Supplemental Data:
Net assets, end of period (in
   thousands).........................   $99,320     $172,228     $197,424      $212,664     $379,945     $568,261
Ratio of expenses to average net
   assets.............................      1.78%        1.62%        1.76%+        1.62%        1.47%        1.52%
Ratio of net income (loss) to
   average net assets.................     (0.94)%      (1.37)%      (1.63)%+      (1.16)%      (1.05)%      (1.10)%
Portfolio turnover rate...............    124.76%      133.44%        5.19%        56.31%       83.90%       97.37%


----------

See footnotes on page 18.

                                                                           CLASS B
                                               --------------------------------------------------------------------
                                                    Year ended
                                                    October 31,         10/1/99         Year ended September 30,
                                               -------------------        to        -------------------------------
                                                2001         2000      10/31/99**     1999       1998        1997
                                               ------      -------     --------     -------     -------     -------
Per Share Data:*
Net asset value, beginning of period........   $ 14.65     $ 12.03     $ 12.32      $ 11.66     $ 16.68     $ 14.78
                                               -------     -------     -------      -------     -------     -------

Income from investment operations:
     Net investment income (loss)...........     (0.19)      (0.32)      (0.02)       (0.23)      (0.27)      (0.27)
     Net gains or losses on securities (both
       realized and unrealized).............     (3.40)       2.94       (0.27)        0.89       (3.12)       3.04
                                               -------     -------     -------      -------     -------     -------
Total from investment operations............     (3.59)       2.62       (0.29)        0.66       (3.39)       2.77
                                               -------     -------     -------      -------     -------     -------
Less Distributions:
     Dividends from net investment income...        --          --          --           --          --          --
     Distributions from capital gains.......     (1.39)         --          --           --       (1.63)      (0.87)
                                               -------     -------     -------      -------     -------     -------
Total distributions.........................     (1.39)         --          --           --       (1.63)      (0.87)
                                               -------     -------     -------      -------     -------     -------
Net asset value, end of period..............   $  9.67     $ 14.65     $ 12.03      $ 12.32     $ 11.66     $ 16.68
                                               =======     =======     =======      =======     =======     =======
Total Return:                                   (26.56)%     21.78%      (2.35)%       5.66%     (21.95)%     20.17%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)....   $24,550     $41,755     $47,310      $49,080     $67,199     $69,869
Ratio of expenses to average net assets.....      2.54%       2.38%       2.52%+       2.38%       2.24%       2.30%
Ratio of net income (loss) to average net
     assets ................................     (1.70)%     (2.13)%     (2.39)%+     (1.92)%     (1.82)%     (1.88)%
Portfolio turnover rate.....................    124.76%     133.44%       5.19%       56.31%      83.90%      97.37%

                                                                  CLASS C
                                               --------------------------------------------
                                                    Year ended
                                                    October 31,         10/1/99     5/27/99***
                                               -------------------        to            to
                                                 2001        2000      10/31/99**   9/30/99
                                               -------     -------     --------     -------
Per Share Data:*
Net asset value, beginning of period........   $ 14.65     $ 12.03      $12.32       $12.18
                                               -------     -------     -------      -------
Income from investment operations:
     Net investment income (loss)...........     (0.19)      (0.32)      (0.02)       (0.08)
     Net gains or losses on securities
       (both realized and unrealized).......     (3.41)       2.94       (0.27)        0.22
                                               -------     -------     -------      -------
Total from investment operations............     (3.60)       2.62       (0.29)        0.14
                                               -------     -------     -------      -------
Less Distributions:
     Dividends from net investment income...        --          --          --           --
     Distributions from capital gains.......     (1.39)         --          --           --
                                               -------     -------     -------      -------
Total distributions.........................     (1.39)         --          --           --
                                               -------     -------     -------      -------
Net asset value, end of period..............   $  9.66     $ 14.65      $12.03       $12.32
                                               =======     =======     =======      =======

Total Return:                                   (26.63)%     21.78%      (2.35)%       1.15%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)....   $ 1,932     $ 1,801      $  420       $  403
Ratio of expenses to average net assets.....      2.54%       2.38%       2.52%+       2.36%+
Ratio of net income (loss) to average net
     assets ................................     (1.70)%     (2.13)%     (2.39)%+     (1.84)%+
Portfolio turnover rate.....................    124.76%     133.44%       5.19%       56.31%++

----------
See footnotes on page 18.

                                                                                  CLASS D
                                                  --------------------------------------------------------------------------
                                                     Year ended
                                                     October 31,           10/1/99
                                                  -------------------         to                Year ended September 30,
                                                    2001        2000       10/31/99**       1999         1998         1997
                                                  -------     -------      --------       ----------------------------------
Per Share Data:*
Net asset value, beginning of period...........   $ 14.65     $ 12.03      $  12.32       $  11.67     $  16.69     $  14.77
                                                  -------     -------      --------       --------     --------     --------
Income from investment operations:
     Net investment income (loss)..............     (0.19)      (0.32)        (0.02)         (0.23)       (0.27)       (0.27)
     Net gains or losses on securities
        (both realized and unrealized).........     (3.41)       2.94         (0.27)          0.88        (3.12)        3.06
                                                  -------     -------      --------       --------     --------     --------
Total from investment operations...............     (3.60)       2.62         (0.29)          0.65        (3.39)        2.79
                                                  -------     -------      --------       --------     --------     --------
Less Distributions:
     Dividends from net investment
        income (loss)..........................        --          --            --             --           --           --
     Distributions from capital gains.              (1.39)         --            --             --        (1.63)       (0.87)
                                                  -------     -------      --------       --------     --------     --------
Total distributions............................     (1.39)         --            --             --        (1.63)       (0.87)
                                                  -------     -------      --------       --------     --------     --------
Net asset value, end of period.................   $  9.66     $ 14.65      $  12.03       $  12.32     $  11.67     $  16.69
                                                  =======     =======      ========       ========     ========     ========
Total Return:                                      (26.63)%     21.78%        (2.35)%         5.57%      (21.94)%      20.32%
Ratios/Supplemental Data:
Net assets, end of period (in thousands).......   $49,821     $94,974      $123,955       $136,173     $263,900     $390,904
Ratio of expenses to average net assets .......      2.54%       2.38%         2.52%+         2.38%        2.24%        2.30%
Ratio of net income (loss) to average
     net assets................................     (1.70)%     (2.13)%       (2.39)%+       (1.92)%      (1.82)%      (1.88)%
Portfolio turnover rate........................    124.76%     133.44%         5.19%         56.31%       83.90%       97.37%


----------
*    Per share amounts are calculated based on average shares outstanding.

** Effective for the period ended October 31, 1999, the Fund's Board of Directors approved a change of the Fund's fiscal year end from September 30 to October 31.

***  Commencement of offering of shares.

+    Annualized.

++   For the year ended September 30, 1999.

How to Contact Us

The Fund                Write:        Corporate Communications/
                                      Investor Relations Department
                                      J. & W. Seligman & Co. Incorporated
                                      100 Park Avenue, New York, NY 10017

                        Phone:        Toll-Free (800) 221-7844 in the US or
                                      (212) 850-1864 outside the US

                        Website:      http://www.seligman.com

Your Regular
(Non-Retirement)
Account                 Write:        Shareholder Services Department
                                      Seligman Data Corp.
                                      100 Park Avenue, New York, NY 10017

                        Phone:        Toll-Free (800) 221-2450 in the US or
                                      (212) 682-7600 outside the US

                        Website:      http://www.seligman.com

Your Retirement
Account                 Write:        Retirement Plan Services
                                      Seligman Data Corp.
                                      100 Park Avenue, New York, NY 10017

                        Phone:        Toll-Free (800) 445-1777


--------------------------------------------------------------------------------
24-hour automated telephone access is available by dialing (800) 622-4597 on a touchtone telephone. You will have instant access to price, yield, account balance, most recent transaction, and other information. Alternatively, you may access our website at http://www.seligman.com
--------------------------------------------------------------------------------

For More Information

--------------------------------------------------------------------------------
The following information is available without charge upon request: Call toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US. You may also call these numbers to request other information about the Fund or to make shareholder inquiries.

Statement of Additional Information (SAI) contains additional information about the Fund. It is on file with the Securities and Exchange Commission, or SEC, and is incorporated by reference into (is legally part of) this prospectus.

Annual/Semi-Annual Reports contain additional information about the Fund's investments. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.
--------------------------------------------------------------------------------

                             SELIGMAN ADVISORS, INC.
                                 an affiliate of

                                   [GRAPHIC]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED

                                ESTABLISHED 1864
                       100 Park Avenue, New York, NY 10017

Information about the Fund, including the SAI, can be viewed and copied at the SEC's Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call (202) 942-8090. The SAI, Annual/Semi-Annual Reports and other information about the Fund are also available on the EDGAR Database on the SEC's Internet site: http://www.sec.gov.


Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102.


SEC FILE NUMBER: 811-4078

                                                                 S E L I G M A N
                                                             -------------------
                                                             FRONTIER FUND, INC.


                                   PROSPECTUS

                                  MARCH 1, 2002

                                     CLASS I
                                     SHARES

                                 Seeking Growth
                                In Capital Value
                              Through Investments
                                In Small-Company
                                  Growth Stocks

                                   managed by

                                   [GRAPHIC]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864



The Securities and Exchange Commission has neither approved nor disapproved Seligman Frontier Fund, Inc. (the "Fund"), and it has not determined this Prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in this Fund or any other fund cannot provide a complete investment program. The suitability of an investment in the Fund should be evaluated based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals, and time horizons. We recommend that you consult an authorized dealer or your financial advisor to determine if this Fund is suitable for you.

Table of Contents

The Fund

     Investment Objective                                                  1
     Principal Investment Strategies                                       1
     Principal Risks                                                       2
     Past Performance                                                      3
     Fees and Expenses                                                     4
     Management                                                            5

Shareholder Information

     Pricing of Fund Shares                                                6
     How to Buy and Fund Shares                                            6

     How to Exchange Shares Among
       the Seligman Mutual Funds                                           7

     How to Sell Shares                                                    7
     Important Policies That May Affect
       Your Account                                                        7
     Dividends and Capital Gain Distributions                              8
     Taxes                                                                 8
     The Seligman Mutual Funds                                             9

Financial Highlights                                                      11

How to Contact Us                                                         12

For More Information                                              Back cover


                         TIMES CHANGE ... VALUES ENDURE

The Fund

INVESTMENT OBJECTIVE

The Fund's investment objective is growth of capital. Income may be considered but is incidental to the Fund's investment objective.

PRINCIPAL INVESTMENT STRATEGIES

The Fund uses the following principal investment strategies to pursue its investment objective of growth of capital:

The Fund generally invests at least 65% of its total assets in equity securities of small US companies. Companies are selected for their growth prospects. The Fund uses a bottom-up stock selection approach. This means that the investment manager concentrates on individual company fundamentals, rather than on a particular market sector. The Fund maintains a disciplined investment process that focuses on downside risks as well as upside potential. In selecting investments, the investment manager looks to identify companies that it believes display one or more of the following:

     o    Positive operating cash flows

     o    Quality management

     o    Unique competitive advantages

     o    Historically high returns on capital

--------------------------------------------------------------------------------
Small Companies:

Companies with market capitalization, at the time of purchase by the Fund, of US $2 billion or less.
--------------------------------------------------------------------------------

The Fund generally sells a stock if the investment manager believes its target price is reached, its earnings are disappointing, its revenue growth has slowed, or its underlying fundamentals have deteriorated.

The Fund generally invests primarily in common stocks; however, it may also invest in preferred stocks, securities convertible into common stocks, and stock purchase warrants if the manager believes these investments offer capital growth opportunities. The Fund may also invest in American Depositary Receipts (ADRs), which are publicly-traded instruments generally issued by domestic banks or trust companies that represent a security of a foreign issuer. ADRs are quoted and settled in US dollars. The Fund uses the same criteria in evaluating these securities as it does for common stocks.

The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold) and may invest up to 10% of its total assets directly in foreign securities. The limit on foreign securities does not include ADRs or commercial paper or certificates of deposit issued by foreign banks. The Fund may also purchase put options in an attempt to hedge against a decline in the price of securities it holds. A put option gives the Fund the right to sell an underlying security at a particular price during a fixed period of time. The Fund generally does not invest a significant amount of its assets, if any, in illiquid securities, foreign securities or put options.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent the Fund from achieving its objective.

The Fund's investment objective may be changed only with shareholder approval. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund's Board of Directors.

The Fund's Board of Directors may change the parameters by which "small companies" are defined if it concludes such a change is appropriate.

There is no guarantee the Fund will achieve its objective.

PRINCIPAL RISKS

Stock prices fluctuate. Therefore, as with any fund that invests in stocks, the Fund's net asset value will fluctuate, especially in the short term. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

Small-company stocks, as a whole, may experience larger price fluctuations than large-company stocks or other types of investments. Small companies tend to have shorter operating histories and may have less experienced management. During periods of investor uncertainty, investor sentiment may favor large, well-known companies over small, lesser-known companies.

The Fund seeks to reduce the risks of investing in small company stocks by adhering to its disciplined investment process and by diversifying its investments, typically among more than 100 stocks, and avoiding concentration in any one industry. The Fund may, however, invest more heavily in certain industries believed to offer good investment opportunities. To the extent that an industry in which the Fund is invested falls out of favor, the Fund's performance may be negatively affected.

The Fund's performance may also be affected by the broad investment environment in the US or international securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

Foreign securities, illiquid securities, or options in the Fund's portfolio involve higher risk and may subject the Fund to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including currency fluctuations, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions, and settlement and custody risks.

The Fund may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Fund's expenses. Frequent and active trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PAST PERFORMANCE


Only Class I shares are offered by this Prospectus. Because Class I shares do not yet have annual returns for a full calendar year, the information presented below is for Class A shares, which are not offered by this Prospectus, but which would have substantially similar annual returns to Class I shares because the assets are invested in the same portfolio of securities. The annual returns of the two Classes would differ only to the extent that the Classes do not have the same expenses. The information below provides some indication of the risks of investing in the Fund by showing how the performance of Class A shares has varied year to year, as well as how the performance of Class A shares compares to two widely-used measures of small company stock performance and one measure of performance of mutual funds with investment objectives similar to the Fund.


Although the Fund's fiscal year ends on October 31, the following performance information is provided on a calendar year basis. It is designed to assist you in comparing the returns of the Fund with the returns of other mutual funds. How the Fund has performed in the past, however, is not necessarily an indication of how the Fund will perform in the future.

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Class I shares are not subject to any sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested.

                  Class A Annual Total Returns - Calendar Years

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR GRAPH IN THE PRINTED MATERIAL.]

                           1992           15.99%
                           1993           26.30%
                           1994            7.01%
                           1995           36.43%
                           1996           11.26%
                           1997           17.83%
                           1998           -2.24%
                           1999           13.28%
                           2000          -14.19%
                           2001           -8.72%



         Best calendar quarter return: 26.98% - quarter ended 12/31/99. Worst calendar quarter return: -22.92% - quarter ended 9/30/98.


--------------------------------------------------------------------------------
               Average Annual Total Returns - Years Ended 12/31/01

                                                        ONE      FIVE      TEN
                                                       YEAR     YEARS     YEARS
                                                      ------   ------    ------
Class A                                               (13.05)%  (0.53)%    8.76%
Russell 2000 Index                                     2.49      7.52     11.51
Russell 2000 Growth Index                             (9.23)     2.87      7.19
Lipper Small Cap Growth Funds Average                 (10.87)    8.51     11.17

The Russell 2000 Index, Russell 2000 Growth Index, and the Lipper Small Cap Growth Funds Average are unmanaged benchmarks that assume the reinvestment of dividends and capital gain distributions. The Lipper Average does not reflect any sales charges and the Russell Indices do not reflect any fees or sales charges. The Russell 2000 Index measures the performance of small-cap stocks, the Russell 2000 Growth Index measures the performance of small-cap growth stocks, and the Lipper Average measures the performance of mutual funds with investment objectives similar to the Fund. In the future, the Fund will not be compared to the Russell 2000 Index because this index represents both small-cap growth and small-cap value stocks while the Fund generally invests in only small-cap growth stocks.
--------------------------------------------------------------------------------

FEES AND EXPENSES

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

Shareholder Fees
----------------

Maximum Sales Charge (Load) on Purchases ................................   none
Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions....   none

Annual Fund Operating Expenses
------------------------------
(as a percentage of average net assets)


Management Fees..........................................................  0.95%
Distribution and/or Service (12b-1) Fees.................................   none
Other Expenses(1)........................................................  0.25%
              --                                                           ----
Total Annual Fund Operating Expenses.....................................  1.20%
                                                                           ====

(1) Class I shares commenced operations on November 30, 2001. Other expenses are based on estimated expenses for the current fiscal year.


--------------------------------------------------------------------------------
Management Fees:

Fees paid out of Fund assets to the investment manager to compensate it for managing the Fund.

Other Expenses:

Miscellaneous expenses of running the Fund, including such things as transfer agency, registration, custody, auditing and legal fees.
--------------------------------------------------------------------------------

Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses (including the management fee) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


              1 Year   3 Years    5 Years    10 Years
              ------   -------    -------    --------
Class I        $122      $381      $660      $1,455

MANAGEMENT

The Fund's Board of Directors provides broad supervision over the affairs of the Fund.

J. & W. Seligman & Co. Incorporated (Seligman), 100 Park Avenue, New York, New York 10017, is the manager of the Fund. Seligman manages the investment of the Fund's assets, including making purchases and sales of portfolio securities consistent with the Fund's investment objective and strategies, and administers the Fund's business and other affairs.


Established in 1864, Seligman currently serves as manager to 23 US registered investment companies, which offer more than 60 investment portfolios with approximately $17.3 billion in assets as of January 31, 2002. Seligman also provides investment management or advice to institutional or other accounts having an aggregate value at January 31, 2002, of approximately $10 billion.

The Fund pays Seligman a management fee for its services. The management fee rate declines as the Fund's net assets increase. It is equal to an annual rate of .95% of the Fund's average daily net assets on the first $750 million of net assets and .85% of the Fund's average daily net assets in excess of $750 million. For the Fund's fiscal year ended October 31, 2001, the management fee paid by the Fund to Seligman was equal to an annual rate of .95% of the Fund's average daily net assets.


--------------------------------------------------------------------------------
Affiliates of Seligman:

Seligman Advisors, Inc.:

The Fund's general distributor; responsible for accepting orders for purchases and sales of Fund shares.

Seligman Services, Inc.:


A limited purpose broker/dealer; acts as the broker/dealer of record for shareholder accounts that do not have a designated broker or financial advisor.


Seligman Data Corp. (SDC):

The Fund's shareholder service agent; provides shareholder account services to the Fund at cost.
--------------------------------------------------------------------------------

Portfolio Management


The Fund is managed by the Seligman Small Company Growth Team, headed by Mr. Frederick J. Ruvkun, a Managing Director of Seligman. Mr. Ruvkun, who joined Seligman in January 1997, is a Vice President and Portfolio Manager of the Fund. He is a Vice President of Global Fund Series, Inc. and Co-Portfolio Manager of its Global Smaller Companies Fund; and he is also a Vice President of Seligman Portfolios, Inc. and Portfolio Manager of its Frontier Portfolio and Co-Portfolio Manager of its Global Smaller Companies Portfolio. Prior to joining Seligman, Mr. Ruvkun was a portfolio manager for Bessemer Trust since 1993. Previously, he had been a technology analyst at Morgan Stanley Asset Management and a sell-side technology analyst at Morgan Stanley.

Shareholder Information

The Fund offers five Classes of shares. Only Class I shares are offered by this Prospectus. The Fund's Board of Directors believes that no conflict of interest currently exists among the Fund's Classes of shares. On an ongoing basis, the Directors, in the exercise of their fiduciary duties under the Investment Company Act of 1940 and applicable state law, will seek to ensure that no such conflict arises.

PRICING OF FUND SHARES


When you buy or sell shares, you do so at the Class's net asset value (NAV) next calculated after Seligman Advisors receives your request in good order. Purchase or sale orders received by Seligman Advisors before the close of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) on the same day will be executed at the Class's NAV calculated as of the close of regular trading on the NYSE on that day. If your purchase and sale orders are handled by an authorized dealer or financial advisor, then purchase or sale orders received by an authorized dealer or your financial advisor by the close of regular trading on the NYSE and received in good order by Seligman Advisors before the close of business (5:00 p.m. Eastern time) on the same day will be executed at the Class's NAV calculated as of the close of regular trading on the NYSE on that day. However, Seligman Advisors may reject any request to purchase Fund shares under the circumstances discussed later in this Prospectus under "Important Policies That May Affect Your Account." You or an authorized dealer or your financial advisor is responsible for forwarding your order to Seligman Advisors before the close of business. Class I shares are not subject to any initial or contingent sales charges or distribution expenses.


--------------------------------------------------------------------------------
NAV:

Computed separately for each Class by dividing that Class's share of the net assets of the Fund (i.e., its assets less liabilities) by the total number of outstanding shares of the Class.
--------------------------------------------------------------------------------

If your buy or sell order is received by an authorized dealer or your financial advisor after the close of regular trading on the NYSE, or is accepted by Seligman Advisors after the close of business, the order will be executed at the Class's NAV calculated as of the close of regular trading on the next NYSE trading day. When you sell shares, you receive the Class's per share NAV.

The NAV of the Fund's shares is determined each day, Monday through Friday, on days that the NYSE is open for trading.

Securities owned by the Fund are valued at current market prices. If reliable market prices are unavailable, securities are valued in accordance with procedures approved by the Fund's Board of Directors.

HOW TO BUY FUND SHARES


Class I shares are not subject to any initial or contingent sales charges or distribution expenses. This Class, however, is only offered to certain types of investors. Class I shares may be purchased only by a "qualified tuition program" (within the meaning of Section 529 of the Internal Revenue Code) approved by Seligman Advisors and certain qualified employee benefit plans offered to employees of the Manager and its affiliates.


To make your initial investment in the Fund, an account must be established by SDC.

HOW TO EXCHANGE SHARES AMONG THE SELIGMAN MUTUAL FUNDS

You may sell Fund shares to buy shares of the same Class of another Seligman mutual fund, or you may sell shares of another Seligman mutual fund to buy Fund shares. Class I shares may not be offered by every Seligman mutual fund. Please consult the relevant fund's current Prospectus to determine if it offers Class I shares. Exchanges will be made at each fund's respective NAV. Exchanges generally must be requested in writing and received by Seligman Advisors by 4:00 p.m. Eastern time to receive that day's NAV.

HOW TO SELL SHARES

Generally, institutional shareholders must send written instructions to SDC to sell Fund shares. SDC will send proceeds from a sale by means agreed on between each institutional shareholder and SDC. Sales handled by an authorized dealer or financial advisor generally must follow the same procedure. The Fund does not charge any fees and expenses for a sale handled by an authorized dealer or financial advisor, but the dealer or financial advisor may charge a service fee. SDC may require additional documents to sell Fund shares. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

IMPORTANT POLICIES THAT MAY AFFECT YOUR ACCOUNT

The Fund reserves the right to:

     o Refuse an exchange request or a purchase request when there appears to be evidence of a pattern of frequent purchases and sales made in response to short-term considerations;

     o    Refuse any request to buy Fund shares;

     o    Reject any request received by telephone;

     o Close your account if it does not have a certified taxpayer identification number.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

The Fund generally pays any dividends from its net investment income and distributes net capital gains realized on investments annually. It is expected that the Fund's distributions will be primarily capital gains.

--------------------------------------------------------------------------------
Dividend:

A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest earned on portfolio securities less expenses).

Capital Gain Distribution:

A payment to mutual fund shareholders which represents profits realized on the sale of securities in a fund's portfolio.

Ex-dividend Date:

The day on which any declared distributions (dividends or capital gains) are deducted from a fund's assets before it calculates its NAV.
--------------------------------------------------------------------------------

Institutional shareholders such as tax-deferred retirement plans and qualified State tuition programs generally will have dividend and capital gain distributions reinvested in additional Fund shares. Other institutional shareholders may elect to:

(1)  reinvest both dividends and capital gain distributions;

(2)  receive dividends in cash and reinvest capital gain distributions; or

(3)  receive both dividends and capital gain distributions in cash.

If you want to change your election, you may write SDC at the address listed on the back cover of this Prospectus or, an authorized dealer or financial advisor may call SDC. Your request must be received by SDC before the record date to be effective for that dividend or capital gain distribution.


Cash dividends and capital gain distributions that are not reinvested, will be sent by means agreed on between SDC and each institutional shareholder. Such distributions can be sent by check, by wire transfer or directly deposited into a predesignated bank account, generally within 3-4 business days from the payable date.


Dividends and capital gain distributions are reinvested to buy additional Fund shares on the payable date using the NAV of the ex-dividend date.

TAXES


The tax treatment of dividends and capital gain distributions is the same whether you take them in cash or reinvest them to buy additional Fund shares. Tax-deferred retirement plans and qualified tuition programs are not taxed currently on dividends or capital gain distributions or on exchanges.


Dividends paid by the Fund are taxable to you as ordinary income. You may be taxed at different rates on capital gains distributed by the Fund depending on the length of time the Fund holds its assets.

When you sell Fund shares, any gain or loss you realize will generally be treated as a long-term capital gain or loss if you held your shares for more than one year, or as a short-term capital gain or loss if you held your shares for one year or less. However, if you sell Fund shares on which a long-term capital gain distribution has been received and you held the shares for six months or less, any loss you realize will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.

An exchange of Fund shares is a sale and may result in a gain or loss for federal income tax purposes.

Each January, you will be sent information on the tax status of any distributions made during the previous calendar year. Because each shareholder's situation is unique, you should always consult your tax advisor concerning the effect income taxes may have on your individual investment.

THE SELIGMAN MUTUAL FUNDS

EQUITY

SPECIALTY
--------------------------------------------------------------------------------

Seligman Communications and Information Fund+


Seeks capital appreciation by investing in companies operating in all aspects of the communications, information, and related industries.


Seligman Emerging Markets Fund+


Seeks long-term capital appreciation by investing primarily in equity securities of companies in emerging markets.

Seligman Global Technology Fund

Seeks long-term capital appreciation by investing primarily in global securities (US and non-US) of companies in the technology and technology-related industries.

SMALL COMPANY
--------------------------------------------------------------------------------

Seligman Frontier Fund+


Seeks growth of capital by investing primarily in small company growth stocks.


Seligman Global Smaller Companies Fund+


Seeks long-term capital appreciation by investing in securities of smaller companies around the world, including the US.


Seligman Small-Cap Value Fund+


Seeks long-term capital appreciation by investing in equities of small companies, deemed to be "value" companies by the investment manager.

MEDIUM COMPANY
--------------------------------------------------------------------------------

Seligman Capital Fund+


Seeks capital appreciation by investing in the common stocks of companies with significant potential for growth.

LARGE COMPANY
--------------------------------------------------------------------------------

Seligman Common Stock Fund+


Seeks favorable, but not the highest, current income and long-term growth of both income and capital, without exposing capital to undue risk.


Seligman Growth Fund+

Seeks long-term growth of capital value and an increase in future income.

Seligman Global Growth Fund+

Seeks capital appreciation by investing primarily in equity securities of companies that have the potential to benefit from global economic or social trends.

Seligman International Growth Fund+


Seeks long-term capital appreciation by investing in securities of medium- to large-sized companies, primarily in the developed markets outside the US.


Seligman Large-Cap Value Fund+


Seeks long-term capital appreciation by investing in equities of large companies, deemed to be "value" companies by the investment manager.


TAX AWARE
--------------------------------------------------------------------------------
Seligman Tax-Aware Fund


Seeks long-term capital appreciation consistent with maximizing after-tax returns.


BALANCED
--------------------------------------------------------------------------------
Seligman Income Fund


Seeks high current income and improvement in capital value over the long term, consistent with prudent risk of capital.

FIXED-INCOME INCOME
--------------------------------------------------------------------------------

Seligman High-Yield Bond Series+

Seeks to maximize current income by investing in a diversified portfolio of high-yielding, high-risk corporate bonds, commonly referred to as "junk bonds."

Seligman Investment Grade Fixed Income Fund+

Seeks to produce a high level of current income consistent with prudent exposure to risk. Capital appreciation is a secondary objective.

Seligman U.S. Government Securities Series

Seeks high current income primarily by investing in a diversified portfolio of securities guaranteed by the US government, its agencies, or instrumentalities, which have maturities greater than one year.


MUNICIPAL
--------------------------------------------------------------------------------

Seligman Municipal Funds:

National Fund


Seeks maximum income, exempt from regular federal income taxes.

State-specific funds:*


Seek to maximize income exempt from regular federal income taxes and from regular income taxes in the designated state.

California          Louisiana              New Jersey
o High-Yield        Maryland               New York
o Quality           Massachusetts          North Carolina
Colorado            Michigan               Ohio
Florida             Minnesota              Oregon
Georgia             Missouri               Pennsylvania
                                           South Carolina

* A small portion of income may be subject to state and local taxes.

MONEY MARKET
--------------------------------------------------------------------------------
Seligman Cash Management Fund+

Seeks to preserve capital and to maximize liquidity and current income, by investing only in high-quality money market securities having a maturity of 90 days or less. The fund seeks to maintain a constant net asset value of $1.00 per share.


----------
+ Offers Class I shares.

ASSET ALLOCATION


Seligman Time Horizon/Harvester Series, Inc. is an asset-allocation type mutual fund. It offers four different asset-allocation funds that pursue their investment objectives by allocating their assets among other mutual funds in the Seligman Group.


Seligman Time Horizon 30 Fund

Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in aggressive growth-oriented domestic and international equity securities weighted toward small- and medium-capitalization companies.

Seligman Time Horizon 20 Fund

Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in growth-oriented domestic and international equity securities, with a more even weighting among small-, medium- and large-capitalization companies than Seligman Time Horizon 30 Fund.

Seligman Time Horizon 10 Fund

Seeks capital appreciation by creating a portfolio of mutual funds that invests in small-, medium- and large-capitalization domestic and international equity securities as well as domestic fixed-income securities.

Seligman Harvester Fund

Seeks capital appreciation and preservation of capital with current income and growth of income by creating a portfolio of mutual funds that invests in medium- and large-capitalization domestic and international equity securities supplemented by a larger allocation of fixed-income securities and cash than Seligman Time Horizon 10 Fund.

Financial Highlights


The table below describes the Fund's performance of Class A shares for the past five years and one month. It is intended to help you understand the financial performance of the Fund's Class A shares. Class I shares commenced operations on November 30, 2001, so financial highlights are not available. Certain information reflects financial results for a single share of Class A shares held throughout the periods shown. "Total return" shows the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your capital gain distributions. Total returns do not reflect any sales charges or taxes. Deloitte & Touche LLP, independent auditors, have audited this information. Their report, along with the Fund's financial statements, are included in the Fund's Annual Report, which is available upon request.

                                                                                       CLASS A
                                                  --------------------------------------------------------------------------------
                                                  Year ended                   10/1/99              Year ended September 30,
                                                  October 31,                    to                 ------------------------
                                                     2001          2000       10/31/99**        1999          1998          1997
                                                   --------      --------      --------       --------      --------      --------
Per Share Data:*
Net asset value, beginning of period                 $15.88        $12.93        $13.23         $12.44        $17.55        $15.38
                                                   --------      --------      --------       --------      --------      --------
Income from investment operations:
   Net investment income (loss)                       (0.11)        (0.23)        (0.02)         (0.15)        (0.16)        (0.16)
   Net gains or losses on securities (both
     realized and unrealized)                         (3.73)         3.18         (0.28)          0.94       .(3.32)          3.20
                                                   --------      --------      --------       --------      --------      --------
Total from investment operations                      (3.84)         2.95         (0.30)          0.79       .(3.48)          3.04
                                                   --------      --------      --------       --------      --------      --------
Less distributions:
   Dividends from net investment income                --            --            --             --            --            --
   Distributions from capital gains                   (1.39)         --            --             --         .(1.63)         (0.87)
                                                   --------      --------      --------       --------      --------      --------
Total distributions                                   (1.39)         --            --             --         .(1.63)         (0.87)
                                                   --------      --------      --------       --------      --------      --------
Net asset value, end of period                       $10.65        $15.88        $12.93         $13.23        $12.44        $17.55
                                                   ========      ========      ========       ========      ========      ========
Total Return:                                        (26.02)%       22.82%        (2.27)%         6.35%       (21.32)%       21.19%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)            $99,320      $172,228      $197,424       $212,664      $379,945      $568,261
Ratio of expenses to average net assets                1.78%         1.62%         1.76%+         1.62%         1.47%         1.52%
Ratio of net income (loss) to average net
   assets                                             (0.94)%       (1.37)%       (1.63)%+       (1.16)%       (1.05)%       (1.10)%
Portfolio turnover rate                              124.76%       133.44%         5.19%         56.31%        83.90%        97.37%

----------
*    Per share amounts are calculated based on average shares outstanding.

** Effective for the period ended October 31, 1999, the Fund's Board of Directors approved a change of the Fund's fiscal year end from September 30 to October 31.

+    Annualized.

How to Contact Us

The Fund            Write:    Corporate Communications/
                              Investor Relations Department
                              J. & W. Seligman & Co. Incorporated<222>
                              100 Park Avenue, New York, NY 10017


                    Phone:    Toll-Free (800) 221-7844 in the US or
                              (212) 850-1864 outside the US


                    Website:  http://www.seligman.com


Your Regular
(Non-Retirement)
Account             Write:    Shareholder Services Department
                              Seligman Data Corp.
                              100 Park Avenue, New York, NY 10017


                    Phone:    Toll-Free (800) 221-2450 in the US or
                              (212) 682-7600 outside the US


                    Website:  http://www.seligman.com


Your Retirement
Account             Write:    Retirement Plan Services<222>
                              Seligman Data Corp.<222>
                              100 Park Avenue, New York, NY 10017


                    Phone:    Toll-Free (800) 445-1777

           ----------------------------------------------------------

           24-hour automated telephone access is available by calling
            (800) 622-4597 on a touchtone telephone. You will have instant access to price, yield, account balance, most recent transaction, and other information. Alternatively, you may access our website at http://www.seligman.com.

           ----------------------------------------------------------

For More Information

--------------------------------------------------------------------------------

The following information is available without charge upon request: Call toll-free (800) 221-2450 in the US or (212) 682-7600 outside the US. You may also call these numbers to request other information about the Fund or to make shareholder inquiries.

Statement of Additional Information (SAI) contains additional information about the Fund. It is on file with the Securities and Exchange Commission, or SEC, and is incorporated by reference into (is legally part of) this prospectus.

Annual/Semi-Annual Reports contain additional information about the Fund's investments. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


This prospectus is intended for use in connection with certain tax-deferred investment programs.


--------------------------------------------------------------------------------

                             SELIGMAN ADVISORS, INC.
                                 an affiliate of

                                   [GRAPHIC]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED

                                ESTABLISHED 1864
                       100 Park Avenue, New York, NY 10017

Information about the Fund, including the SAI, can be viewed and copied at the SEC's Public Reference Room in Washington, DC. For more information about the operation of the Public Reference Room, call (202) 942-8090. The SAI, Annual/Semi-Annual reports and other information about the Fund are also available on the EDGAR Database on the SEC's internet site: http://www.sec.gov.

Copies of this information may also be obtained, upon payment of a duplication fee, by electronic request at the following E-mail: publicinfo@sec.gov, or by writing: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.

SEC FILE NUMBER: 811-4078

                          SELIGMAN FRONTIER FUND, INC.


                       Statement of Additional Information

                                  March 1, 2002


                                 100 Park Avenue
                            New York, New York 10017
                                 (212) 850-1864
                       Toll Free Telephone: (800) 221-2450
      For Retirement Plan Information - Toll-Free Telephone: (800) 445-1777


This Statement of Additional Information (SAI) expands upon and supplements the information contained in the current Prospectus of Seligman Frontier Fund, Inc., (the "Fund") dated March 1, 2002, offering Class A shares, Class B shares, Class C shares and Class D shares, and the current Prospectus, dated March 1, 2002, offering Class I shares (together, the "Prospectuses"). This SAI, although not in itself a Prospectus, is incorporated by reference into the Prospectuses in its entirety. It should be read in conjunction with the Prospectuses, which you may obtain by writing or calling the Fund at the above address or telephone numbers.


The financial statements and notes included in the Fund's Annual Report, and the Independent Auditors' Report thereon, are incorporated herein by reference. The Annual Report will be furnished to you without charge if you request a copy of this SAI.


                                Table of Contents


        Fund History..................................................  2
        Description of the Fund and its Investments and Risks.........  2
        Management of the Fund........................................  5
        Control Persons and Principal Holders of Securities...........  11
        Investment Advisory and Other Services........................  11
        Brokerage Allocation and Other Practices......................  18
        Capital Stock and Other Securities ...........................  19
        Purchase, Redemption, and Pricing of Shares...................  19
        Taxation of the Fund..........................................  24
        Underwriters..................................................  25
        Calculation of Performance Data ..............................  27
        Financial Statements..........................................  30
        General Information...........................................  30
        Appendix .....................................................  31


EQFR1A

                                  Fund History

The Fund was incorporated under the laws of the state of Maryland on July 9, 1984.

              Description of the Fund and Its Investments and Risks

Classification

The Fund is a diversified open-end management investment company, or mutual fund.

Investment Strategies and Risks

The following information regarding the Fund's investments and risks supplements the information contained in the Fund's Prospectuses.

Foreign Securities. The Fund may invest in commercial paper and certificates of deposit issued by foreign banks and may invest either directly or through American Depositary Receipts (ADRs) in other securities of foreign issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less information available about a foreign company than about a US company and foreign companies may not be subject to reporting standards and requirements comparable to those applicable to US companies. Foreign securities may not be as liquid as US securities and there may be delays and risks attendant in local settlement procedures. Securities of foreign companies may involve greater market risk than securities of US companies, and foreign brokerage commissions and custody fees are generally higher than those in the United States. Investments in foreign securities may also be subject to local economic or political risks, political instability, the possible nationalization of issuers and the risk of expropriation or restrictions on the repatriation of proceeds of sale. In addition, foreign investments may be subject to withholding and other taxes. ADRs, which are traded in dollars on US Exchanges or over-the-counter, are issued by domestic banks and evidence ownership of securities issued by foreign corporations. The Fund may invest up to 10% of its total assets in foreign securities that it holds directly, but this 10% limit does not apply to foreign securities held through ADRs or to commercial paper and certificates of deposit issued by foreign banks.

Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amounts of the Fund's assets to be invested within various countries is not known.

Repurchase Agreements. The Fund may enter into repurchase agreements with commercial banks and broker/dealers as a short-term cash management tool. A repurchase agreement is an agreement under which the Fund acquires a security, generally a US Government obligation, subject to resale at an agreed upon price and date. The resale price reflects an agreed upon interest rate effective for the period of time the Fund holds the security and is unrelated to the interest rate on the security. The Fund's repurchase agreements will at all times be fully collateralized.

Repurchase agreements could involve certain risks in the event of bankruptcy or other default by the seller, including possible delays and expenses in liquidating the securities underlying the agreement, a decline in value of the underlying securities and a loss of interest. Repurchase agreements are typically entered into for periods of one week or less. As a matter of fundamental policy, the Fund will not enter into repurchase agreements of more than one week's duration if more than 10% of its net assets would be so invested.

Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933 (1933 Act)) and other securities that are not readily marketable. The Fund may purchase restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act, and the Fund's Board of Directors may determine, when appropriate, that specific Rule 144A securities are liquid and not subject to the 15% limitation on illiquid securities. Should the Board of Directors make this determination, it will carefully monitor the security (focusing on such factors, among others, as trading activity and availability of information) to determine that the Rule 144A security continues to be liquid. It is not possible to predict with assurance exactly how the market for Rule 144A securities will further evolve. This investment practice could have the effect of increasing the level of illiquidity in the Fund, if and to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.

Borrowing. The Fund may borrow money only from banks and only for temporary or emergency purposes (but not for the purchase of portfolio securities) in an amount not in excess of 15% of the value of its total assets. The Fund will not purchase additional portfolio securities if the Fund has outstanding borrowings in excess of 5% of the value of its total assets.

Put Options. The Fund may purchase put options on portfolio securities in an attempt to provide a hedge against a decrease in the market price of an underlying security held by the Fund. The Fund will not purchase options for speculative purposes.

Purchasing a put option gives the Fund the right to sell, and obligates the writer to buy, the underlying security at the exercise price at any time during the option period. This hedge protection is provided during the life of the put option since the Fund, as holder of the put option, can sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized in the underlying security by the premium paid for the put option and by transaction costs.

Because a purchased put option gives the purchaser a right and not an obligation, the purchaser is not required to exercise the option. If the underlying position incurs a gain, the Fund would let the option expire resulting in a reduced profit on the underlying security equal to the cost of the put option premium and transaction costs.

When the Fund purchases an option, it is required to pay a premium to the party writing the option and a commission to the broker selling the option. If the option is exercised by the Fund, the premium and the commission paid may be greater than the amount of the brokerage commission charged if the security were to be purchased or sold directly. The cost of the put option is limited to the premium plus commission paid. The Fund's maximum financial exposure will be limited to these costs.

The Fund may purchase both listed and over-the-counter put options. The Fund will be exposed to the risk of counterparty nonperformance in the case of over-the-counter put options.

Put options on securities may not be available to the Fund on reasonable terms in many situations and the Fund may frequently choose not to purchase options even when they are available. The Fund's ability to engage in option transactions may be limited by tax considerations.

Rights and Warrants. The Fund may invest in common stock rights and warrants believed by the investment manager to provide capital appreciation opportunities. Common stock rights and warrants received as part of a unit or attached to securities purchased (i.e., not separately purchased) are not included in the Fund's investment restrictions regarding such securities.

The Fund may not invest in rights and warrants if, at the time of acquisition, the investment in rights and warrants would exceed 5% of the Fund's net assets, valued at the lower of cost or market. In addition, no more than 2% of net assets may be invested in warrants not listed on the New York or American Stock Exchanges. For purposes of this restriction, rights and warrants acquired by the Fund in units or attached to securities may be deemed to have been purchased without cost.

Lending of Portfolio Securities. The Fund may lend portfolio securities to broker/dealers or other institutions if the investment manager believes such loans will be beneficial to the Fund. The borrower must maintain with the Fund cash or equivalent collateral equal to at least 100% of the market value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund any dividend or interest paid on the securities. The Fund may invest the collateral and earn additional income or receive an agreed-upon amount of interest income from the borrower. Loans made by the Fund will generally be short-term. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. The Fund may lose money if a borrower defaults on its obligation to return securities and the value of the collateral held by the Fund is insufficient to replace the loaned securities. In addition, the Fund is responsible for any loss that might result from its investment of the borrower's collateral.

Except as otherwise specifically noted above, the Fund's investment strategies are not fundamental and the Fund, with the approval of the Board of Directors, may change such strategies without the vote of shareholders.

Fund Policies

The Fund is subject to fundamental policies that place restrictions on certain types of investments. These policies cannot be changed except by vote of a majority of the Fund's outstanding voting securities. Under these policies, the Fund may not:

o Borrow money, except from banks for temporary or emergency purposes (but not for the purchase of portfolio securities) in an amount not to exceed 15% of the value of its total assets. The Fund will not purchase additional portfolio securities if the Fund has outstanding borrowings in excess of 5% of the value of its total assets;

o Purchase securities on "margin," or sell "short", or write or purchase put, call, straddle or spread options, except that the Fund may make margin deposits on future contracts, and may purchase put options solely for the purpose of hedging against a decline in the price of securities held in the Fund's portfolio;

o Invest more than 5% of its total assets, at market value, in securities of any one issuer other than the US Government, its agencies or instrumentalities, buy more than 10% of the voting securities of any issuer, or invest to control or manage any company;

o Invest more than 5% of the value of its total assets, at market value, in securities of any company which, with their predecessors, have been in operation less than three continuous years, provided, however, that securities guaranteed by a company that (including predecessors) has been in operation at least three continuous years shall be excluded from this calculation;

o  Invest more than 25% of the value of its total assets in any one industry;

o Invest in securities issued by other investment companies, except in connection with a merger, consolidation, acquisition or reorganization or for the purpose of hedging the Fund's obligations under its deferred compensation plan for directors;

o Purchase or sell commodities and commodity contracts other than stock index futures contracts or purchase or hold real estate;

o Purchase or hold the securities of any issuer, if to its knowledge, directors or officers of the Fund individually owning beneficially more than 0.5% of the securities of that issuer own in the aggregate more than 5% of such securities;

o Underwrite the securities of other issuers except insofar as the Fund may be deemed an underwriter under the 1933 Act in disposing of a portfolio security;

o Make loans, except loans of portfolio securities (which loans would be fully collateralized and marked to market daily) and except to the extent the purchase of notes, bonds or other evidences of indebtedness, or the entry into repurchase agreements may be considered loans; or

o Invest more than 5% of the value of its net assets, valued at the lower of cost or market, in warrants, of which no more than 2% of net assets may be invested in warrants not listed on the New York or American Stock Exchanges.

The Fund also may not change its investment objective without shareholder approval.

Under the Investment Company Act of 1940, as amended (1940 Act), a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (l) more than 50% of the outstanding shares of the Fund; or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

The Fund also may not acquire any securities of a registered open-end investment company or a registered unit investment trust in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1) of the 1940 Act. This policy is not fundamental.

Temporary Defensive Position

In an attempt to respond to adverse market, economic, political, or other conditions, the Fund may invest up to 100% of its assets in cash or cash equivalents, including, but not limited to, prime commercial paper, bank certificates of deposit, bankers' acceptances, or repurchase agreements for such securities, and securities of the US Government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies. The Fund's investments in foreign cash equivalents will be limited to those that, in the opinion of the investment manager, equate generally to the standards established for US cash equivalents. Investments in bank obligations will be limited at the time of investment to the obligations of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the US Government or state governments, and the obligations of the 100 largest foreign banks in terms of assets with branches or agencies in the United States.

Portfolio Turnover


The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned during the fiscal year. Securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the calculation. The Fund's portfolio turnover rate for the fiscal years ended October 31, 2001 and 2000 was 124.76% and 133.44%, respectively..


                             Management of the Fund

Board of Directors

The Board of Directors provides broad supervision over the affairs of the Fund.

Management Information


Information with respect to Directors and officers of the Fund is shown below. Unless otherwise indicated, their addresses are 100 Park Avenue, New York, NY 10017.

                                                                                                  Number of
                                                                                                 Portfolios   Other Directorships
                           Term of Office                                                          in Fund      Held By Director
                           and Length of                                                           Complex    Not Disclosed Under
      Name, (Age),              Time            Principal Occupation(s) During Past 5 Years and   Overseen         Principal
 Position(s) With Fund        Served*                          Other Information                 by Director     Occupation(s)
 ---------------------        -------                          -----------------                 -----------     -------------
                                                             INDEPENDENT DIRECTORS
                                                             ---------------------
John R. Galvin (72)         1995 to Date        Dean Emeritus, Fletcher School of Law and             61               None
Director                                        Diplomacy at Tufts University; Director or
                                                Trustee of each of the investment companies
                                                of the Seligman Group of Funds**; Chairman
                                                Emeritus, American Council on Germany;
                                                Director, Raytheon Co., defense and
                                                commercial electronics, National Defense
                                                University and the Institute for Defense
                                                Analyses. Formerly, Director, USLIFE
                                                Corporation, life insurance; Governor of the
                                                Center for Creative Leadership; Ambassador,
                                                U.S. State Department for negotiations in
                                                Bosnia; Distinguished Policy Analyst at Ohio
                                                State University and Olin Distinguished
                                                Professor of National Security Studies at
                                                the United States Military Academy. From
                                                June 1987 to June 1992, he was the Supreme
                                                Allied Commander, Europe and the
                                                Commander-in-Chief, United States European
                                                Command.

                                                                                                  Number of
                                                                                                 Portfolios   Other Directorships
                           Term of Office                                                          in Fund      Held By Director
                           and Length of                                                           Complex    Not Disclosed Under
      Name, (Age),              Time            Principal Occupation(s) During Past 5 Years and   Overseen         Principal
 Position(s) With Fund        Served*                          Other Information                 by Director     Occupation(s)
 ---------------------        -------                          -----------------                 -----------     -------------
Alice S. Ilchman (66)       1991 to Date        President Emeritus, Sarah Lawrence College;           61               None
Director                                        Director, Jeannette K. Watson Fellowship;
                                                Director or Trustee of each of the investment
                                                companies of the Seligman Group of Funds**;
                                                Trustee, the Committee for Economic
                                                Development; Director, Public Broadcasting
                                                Service (PBS); and Court of Governors,
                                                London School of Economics. Formerly,
                                                Chairman, The Rockefeller Foundation,
                                                charitable foundation; Trustee, The Markle
                                                Foundation, philanthropic organization; and
                                                Director, New York Telephone Company and
                                                International Research and Exchange Board,
                                                intellectual exchanges.

Frank A. McPherson (68)     1995 to Date        Retired Chairman of the Board and Chief               61               None
Director                                        Executive Officer of Kerr-McGee Corporation,
                                                diversified energy company; Director or
                                                Trustee of each of the investment companies
                                                of the Seligman Group of Funds**; Director,
                                                Kimberly-Clark Corporation, consumer
                                                products, Conoco Inc, oil and gas
                                                exploration and production, Bank of
                                                Oklahoma, Baptist Medical Center, BOK
                                                Financial, bankholding company, Oklahoma
                                                Chapter of the Nature Conservancy, Oklahoma
                                                Medical Research Foundation, Boys and Girls
                                                Clubs of America, Oklahoma City Public Schools
                                                Foundation, Oklahoma Foundation for Excellence
                                                in Education and Intergis Health, owner of
                                                various hospitals. Formerly, Chairman, the
                                                Oklahoma City Chamber of Commerce and Oklahoma
                                                City Public Schools Foundation; Director,
                                                Federal Reserve System's Kansas City Reserve
                                                Bank; and Member of the Business Roundtable.

John E. Merow (72)          1984 to Date        Retired Chairman and Senior Partner, Sullivan &       61               None
Director                                        Cromwell, law firm; Director or Trustee of each
                                                of the investment companies of the Seligman
                                                Group of Funds**; Director, Commonwealth
                                                Industries, Inc., manufacturers of aluminum
                                                sheet products, the Foreign Policy
                                                Association, Municipal Art Society of New
                                                York, the U.S. Council for International
                                                Business and New York-Presbyterian Hospital;
                                                Vice Chairman, New York-Presbyterian
                                                Healthcare System, Inc.; and Member of the
                                                American Law Institute and Council on
                                                Foreign Relations.

Betsy S. Michel (59)        1984 to Date        Attorney; Director or Trustee of each of the          61               None
Director                                        investment companies of the Seligman Group
                                                of Funds**; Trustee, The Geraldine R. Dodge
                                                Foundation, charitable foundation and World
                                                Learning, Inc. Formerly, Chairman of the
                                                Board of Trustees of St. George's School
                                                (Newport, RI) and Director, the National
                                                Association of Independent Schools
                                                (Washington, DC).

James C. Pitney (75)        1984 to Date        Retired Partner, Pitney, Hardin, Kipp & Szuch,        61               None
Director                                        law firm; Director or Trustee of each of the
                                                investment companies of the Seligman Group
                                                of Funds**. Formerly, Director, Public
                                                Service Enterprise Group, public utility.


                                                                                                  Number of
                                                                                                 Portfolios   Other Directorships
                           Term of Office                                                          in Fund      Held By Director
                           and Length of                                                           Complex    Not Disclosed Under
      Name, (Age),              Time            Principal Occupation(s) During Past 5 Years and   Overseen         Principal
 Position(s) With Fund        Served*                          Other Information                 by Director     Occupation(s)
 ---------------------        -------                          -----------------                 -----------     -------------
Leroy C. Richie (60)        2000 to Date        Chairman and Chief Executive Officer, Q               60               None
Director                                        Standards Worldwide, Inc., library of technical
                                                standards; Director or Trustee of each of
                                                the investment companies of the Seligman
                                                Group of Funds** (except Seligman Cash
                                                Management Fund, Inc.); Director, Kerr-McGee
                                                Corporation, diversified energy company and
                                                Infinity, Inc., oil and gas services and
                                                exploration; Chairman, Highland Park
                                                Michigan Economic Development Corp; Trustee,
                                                New York University Law Center Foundation;
                                                and Vice Chairman, Detroit Medical Center.
                                                Formerly, Chairman and Chief Executive
                                                Officer, Capital Coating Technologies, Inc.,
                                                applied coating technologies; and Vice
                                                President and General Counsel, Automotive
                                                Legal Affairs, Chrysler Corporation.

James Q. Riordan (74)       1991 to Date        Director or Trustee of each of the investment         61               None
Director                                        companies of the Seligman Group of Funds**;
                                                Director or Trustee, The Houston Exploration
                                                Company, oil exploration, The Brooklyn
                                                Museum, KeySpan Corporation, diversified
                                                energy and electric company and the
                                                Committee for Economic Development.
                                                Formerly, Co-Chairman of the Policy Council
                                                of the Tax Foundation; Director, Tesoro
                                                Petroleum Companies, Inc., Dow Jones &
                                                Company, Inc., a business and financial news
                                                company and Public Broadcasting Service
                                                (PBS); Director and President, Bekaert
                                                Corporation, high-grade steel cord, wire and
                                                fencing products; and Vice Chairman, Exxon
                                                Mobil Corporation, petroleum and
                                                petrochemicals company.

Robert L. Shafer (69)       1984 to Date        Retired Vice President, Pfizer Inc.,                  61               None
Director                                        pharmaceuticals; Director or Trustee of each
                                                of the investment companies of the Seligman
                                                Group of Funds**. Formerly, Director, USLIFE
                                                Corporation, life insurance.

James N. Whitson (66)       1993 to Date        Retired Executive Vice President and Chief            61               None
Director                                        Operating Officer, Sammons Enterprises, Inc., a
                                                diversified holding company; Director or
                                                Trustee of each of the investment companies
                                                of the Seligman Group of Funds**; Director,
                                                C-SPAN, cable television networks and
                                                CommScope, Inc., manufacturer of coaxial
                                                cable.

                                                INTERESTED DIRECTORS AND PRINCIPAL OFFICERS
                                                -------------------------------------------
William C. Morris***        1988 to Date        Chairman, J. & W. Seligman & Co. Incorporated,        61               None
(63)                                            Chairman and Chief Executive Officer of each
Director, Chairman of                           of the investment companies of the Seligman
the Board and Chief                             Group of Funds**; Chairman, Seligman
Executive Officer                               Advisors, Inc. and Seligman Services, Inc.;
                                                Chairman, Carbo Ceramics Inc., manufacturer
                                                of ceramic proppants for oil and gas
                                                industry; and Director, Seligman Data Corp.
                                                and Kerr-McGee Corporation, a diversified
                                                energy company. Formerly, Director, Daniel
                                                Industries Inc., manufacturer of oil and gas
                                                metering equipment.

                                                                                                  Number of
                                                                                                 Portfolios   Other Directorships
                           Term of Office                                                          in Fund      Held By Director
                           and Length of                                                           Complex    Not Disclosed Under
      Name, (Age),              Time            Principal Occupation(s) During Past 5 Years and   Overseen         Principal
 Position(s) With Fund        Served*                          Other Information                 by Director     Occupation(s)
 ---------------------        -------                          -----------------                 -----------     -------------
Brian T. Zino*** (49)     Dir.: 1993 to Date    Director and President, J. & W. Seligman & Co.        61               None
Director and President    Pres.: 1995 to        Incorporated; President of each of the
                          Date                  investment companies of the Seligman Group of
                                                Funds (with the exception of Seligman
                                                Quality Municipal Fund, Inc. and Seligman
                                                Select Municipal Fund, Inc.) and Director or
                                                Trustee of each of the investment companies
                                                of the Seligman Group of Funds**; Director,
                                                Seligman Advisors, Inc. and Seligman
                                                Services, Inc.; Chairman, Seligman Data
                                                Corp.; Member of the Board of Governors of
                                                the Investment Company Institute; and Vice
                                                Chairman, ICI Mutual Insurance Company.

Frederick J. Ruvkun (44)    2002 to Date        Managing Director, J. & W. Seligman & Co.             N/A              N/A
Vice President and                              Incorporated; Vice President of Seligman
Portfolio Manager                               Portfolios, Inc. and Portfolio Manager of its
                                                Frontier Portfolio and Co-Portfolio Manager
                                                of Global Smaller Companies Portfolio.  Formerly,
                                                Portfolio Manager at Bessemer Trust.

Thomas Rose (44)            2000 to Date        Senior Vice President, Finance, J. & W. Seligman      N/A              N/A
Vice President                                  & Co. Incorporated, Seligman Advisors, Inc. and
                                                Seligman Data Corp.; Vice President of each of
                                                the investment companies of the Seligman Group
                                                of Funds** and of Seligman Services, Inc. and
                                                Seligman International, Inc. Formerly,
                                                Treasurer of each of the investment companies
                                                of the Seligman Group of Funds and of Seligman
                                                Data Corp.

Lawrence P. Vogel (45)    V.P.: 1992 to Date    Senior Vice President and Treasurer, Investment       N/A              N/A
Vice President and        Treas.: 2000 to       Companies, J. & W. Seligman & Co. Incorporated;
Treasurer                 Date                  Vice President and Treasurer of each of the
                                                investment companies of the Seligman Group
                                                of Funds** and of Seligman Data Corp.
                                                Formerly, Senior Vice President, Finance, J.
                                                & W. Seligman & Co. Incorporated, Seligman
                                                Advisors, Inc., Seligman International, Inc.
                                                and Seligman Data Corp.; Vice President,
                                                Seligman Services, Inc.; and Treasurer,
                                                Seligman International, Inc. and Seligman
                                                Henderson Co.

Frank J. Nasta (37)         1994 to Date        General Counsel, Senior Vice President, Law and       N/A              N/A
Secretary                                       Regulation and Corporate Secretary, J. & W.
                                                Seligman & Co. Incorporated; Secretary of each
                                                of the investment companies of the Seligman
                                                Group of Funds**; and Corporate Secretary,
                                                Seligman Advisors, Inc., Seligman Services,
                                                Inc., Seligman International, Inc. and
                                                Seligman Data Corp. Formerly, Corporate
                                                Secretary, Seligman Henderson Co.

----------
* Each Director serves for an indefinite term, until the election and qualification of his successor or until his earlier death, resignation or removal. Each officer is elected annually by the Board.

** The Seligman Group of Funds consists of twenty-three registered investment companies.

*** Mr. Morris and Mr. Zino are considered "interested persons" of the Fund, as defined in the 1940 Act, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

The standing committees of the Board include the Board Operations Committee, Audit Committee and Director Nominating Committee. These Committees are comprised solely of Directors who are not "interested" persons of the Fund as that term is defined in the 1940 Act. The duties of these Committees are described below.

Board Operations Committee. This Committee has authority generally to direct the operations of the Board, including the nomination of members of other Board Committees and the selection of legal counsel for the Corporation. The Committee met four times during the fiscal year ended October 31, 2001. Members of the Committee are Messrs. Riordan (Chairman), Galvin, McPherson, Merow, Pitney, Richie, Shafer, and Whitson, and Dr. Ilchman and Ms. Michel.

Audit Committee. This Committee recommends the independent public accountants for selection as auditors by the Board annually. In addition, the Committee assists the Board in its oversight of the Fund's financial reporting process and operates pursuant to a written charter. The Committee met twice during the fiscal year ended October 31, 2001. Members of the Committee are Messrs. Whitson (Chairman), Galvin, Merow, and Richie and Ms. Michel.

Director Nominating Committee. This Committee selects and nominates persons for election as Directors by the Board. In addition, if a shareholder meeting is held where Directors are to be elected, the Committee will select and nominate persons for election as Directors at such shareholder meeting. The Committee will consider suggestions from shareholders submitted in writing to the Secretary of the Fund. The Committee met once during the fiscal year ended October 31, 2001. Members of the Committee are Messrs. Shafer (Chairman), Pitney, McPherson, and Riordan and Dr. Ilchman.

Beneficial Ownership of Shares

As of December 31, 2001, the Directors beneficially owned shares in the Fund and the Seligman Group of Funds as follows:

                                                                   Aggregate Dollar Range of
                             Dollar Range of Fund Shares        Shares Owned by Director in the
     Name                        Owned By Director                   Seligman Group of Funds
-------------------------------------------------------------------------------------------------
                               INDEPENDENT DIRECTORS
-------------------------------------------------------------------------------------------------
John R. Galvin                        $1-$10,000                       $50,001-$100,000
Alice S. Ilchman                   $10,001-$50,000                      Over $100,000
Frank A. McPherson                 $50,001-$100,000                     Over $100,000
John E. Merow                       Over $100,000                       Over $100,000
Betsy S. Michel                    $10,001-$50,000                      Over $100,000
James C. Pitney                    $10,001-$50,000                      Over $100,000
Leroy C. Richie                       $1-$10,000                       $10,001-$50,000
James Q. Riordan                      $1-$10,000                        Over $100,000
Robert L. Shafer                      $1-$10,000                        Over $100,000
James N. Whitson                   $50,001-$100,000                     Over $100,000
-------------------------------------------------------------------------------------------------
                                INTERESTED DIRECTORS
-------------------------------------------------------------------------------------------------
William C. Morris                   Over $100,000                       Over $100,000
Brian T. Zino                       Over $100,000                       Over $100,000

Compensation

                                                                        Pension or          Total Compensation
                                                     Aggregate       Retirement Benefits       from Fund and
            Name and                               Compensation      Accrued as Part of      Fund Complex Paid
       Position with Fund                          from Fund (1)       Fund Expenses        to Directors (1)(2)
       ------------------                          -------------       -------------        -------------------
William C. Morris, Director and Chairman                 N/A                 N/A                      N/A
Brian T. Zino, Director and President                    N/A                 N/A                      N/A

John R. Galvin, Director                              $963.33                N/A                  $96,000
Alice S. Ilchman, Director                             908.77                N/A                   90,000
Frank A. McPherson, Director                           908.76                N/A                   88,500
John E. Merow, Director                                963.33                N/A                   96,000
Betsy S. Michel, Director                              963.34                N/A                   93,000
James C. Pitney, Director                              908.77                N/A                   88,500
Leroy C. Richie, Director                              951.18                N/A                   93,130
James Q. Riordan, Director                             908.77                N/A                   85,500
Robert L. Shafer, Director                             881.50                N/A                   87,000
James N. Whitson, Director                             963.34(3)             N/A                   94,500(3)


----------
(1)  For the Fund's fiscal year ended October 31, 2001.

(2)  The Seligman Group of Funds consists of twenty-three investment companies.

(3)  Deferred.




The Fund has adopted a deferred compensation plan under which independent directors may elect to defer receiving their fees. A director who has elected deferral of his or her fees may choose a rate of return equal to either (1) the interest rate on short-term Treasury Bills, or (2) the rate of return on the shares of certain of the investment companies advised by J. & W. Seligman & Co. Incorporated (Seligman), as designated by the director. The cost of such fees and earnings is included in directors' fees and expenses, and the accumulated balance thereof is included in other liabilities in the Fund's financial statements. The total amount of deferred compensation (including earnings) payable in respect of the Fund to Mr. Whitson as of October 31, 2001 was $17,151.

Messrs. Merow and Pitney no longer defer current compensation; however, they have accrued deferred compensation in the amounts of $16,994 and $3,961, respectively, as of October 31, 2001.


The Fund may, but is not obligated to, purchase shares of the other funds in the Seligman Group of Funds to hedge its obligations in connection with the Fund's deferred compensation plan.

Code of Ethics

Seligman, Seligman Advisors, Inc. (Seligman Advisors), their subsidiaries and affiliates, and the Seligman Group of Funds have adopted a Code of Ethics that sets forth the circumstances under which officers, directors and employees (collectively Employees) are permitted to engage in personal securities transactions. The Code of Ethics proscribes certain practices with regard to personal securities transactions and personal dealings, provides a framework for the reporting and monitoring of personal securities transactions by Seligman's Director of Compliance, and sets forth a procedure of identifying, for disciplinary action, those individuals who violate the Code of Ethics. The Code of Ethics prohibits Employees (including all investment team members) from purchasing or selling any security or an equivalent security that is being purchased or sold by any client, or where the Employee intends, or knows of another's intention, to purchase or sell the security on behalf of a client. The Code also prohibits all Employees from acquiring securities in a private placement or in an initial or secondary public offering unless an exemption has been obtained from Seligman's Director of Compliance.

The Code of Ethics prohibits (1) each portfolio manager or member of an investment team from purchasing or selling any security within seven calendar days of the purchase or sale of the security by a client's account (including investment company accounts) that the portfolio manager or investment team manages; (2) each Employee from engaging in short-term trading (a purchase and sale or vice-versa within 60 days); and (3) each member of an investment team from profiting from short sales of a security if, at that time, any client managed by that team has a long position in that security. Any profit realized pursuant to any of these prohibitions must be disgorged.

Employees are required, except under very limited circumstances, to engage in personal securities transactions through Seligman's order desk or through an authorized dealer or investment advisor designated by Seligman. All Employee personal securities transactions must be pre-cleared by Seligman's compliance department. The compliance department and the order desk maintains a list of securities that may not be purchased due to a possible conflict with clients. All Employees are also required to disclose all securities beneficially owned by them upon commencement of employment and at the end of each calendar year.

A copy of the Code of Ethics is on public file with, and is available upon request from, the Securities and Exchange Commission (SEC). You can access it through the SEC's Internet site, http://www.sec.gov.

               Control Persons and Principal Holders of Securities

Control Persons


As of February 4, 2002, there was no person or persons who controlled the Fund, either through a significant ownership of shares or any other means of control.


Principal Holders


As of February 4, 2002, Merrill Lynch, Pierce, Fenner & Smith Incorporated for the Sole Benefit of Its Customers, Attn. Fund Administrator, 4800 Deer Lake Drive East, Jacksonville, FL 32246, owned of record 11.11% of the Fund's Class A shares of capital stock then outstanding, 28.41% of the Fund's Class B shares of capital stock then outstanding, 36.71% of the Fund's Class D shares of capital stock then outstanding and State Street Bank & Trust FBO Parental Savings Trust Fund College Horizon 17 and College Horizon 7, 105 Rosemont Avenue, Westwood, MA 02090-2318, respectively, owned of record 54.91% and 44.25%, respectively, of the Fund's Class I shares of capital stock then outstanding. As of the same period, there were no principal holders who owned 5% or more of the Fund's Class C shares of capital stock then outstanding.


Management Ownership


As of February 4, 2002, Directors and officers of the Fund as a group owned 2.13% of the Fund's Class A shares of capital stock then outstanding. As of the same period, Directors and officers of the Fund did not own any Class B shares, Class C shares, Class D shares or Class I shares of the then outstanding shares of capital stock of the Fund.


                     Investment Advisory and Other Services

Investment Manager

Subject to the control of the Fund's Board of Directors, Seligman manages the investment of the assets of the Fund and administers its business and other affairs pursuant to a management agreement approved by the Board of Directors and the initial shareholders of the Fund (the "Management Agreement"). Seligman also serves as investment manager to twenty-two other US registered investment companies which, together with the Fund, make up the "Seligman Group". There are no other management-related service contracts under which services are provided to the Fund. No person or persons, other that the directors, officers or employees of Seligman and the Fund, regularly advise the Fund with respect to its investments.

Seligman is a successor firm to an investment banking business founded in 1864 which has thereafter provided investment services to individuals, families, institutions, and corporations. Mr. William C. Morris, Chairman of Seligman and Chairman of the Board of Directors and Chairman and C.E.O. of the Fund, owns a majority of the outstanding voting securities of Seligman. See the Appendix to this SAI for information regarding the history of Seligman.

All of the officers of the Fund listed above are officers or employees of Seligman. Their affiliations with the Fund and with Seligman are provided under their principal business occupations.

The Fund pays Seligman a management fee for its services, calculated daily and payable monthly. The management fee is equal to .95% per annum of the Fund's average daily net assets on the first $750 million of net assets and .85% per annum of the Fund's average daily net assets in excess of $750 million. For the fiscal year ended October 31, 2001, the Fund paid Seligman $2,141,503, equal to ..95% per annum of its average daily net assets. For the fiscal year ended October 31, 2000, the Fund paid Seligman $3,592,208, equal to .95% per annum of its average daily net assets. For the one-month period ended October 31, 1999 and for the fiscal year ended September 30, 1999, the Fund paid Seligman $295,732 and $5,574,591, respectively, equal to .95% per annum of its average daily net assets.


The Fund pays all of its expenses other than those assumed by Seligman, including administration, shareholder services and distribution fees, fees and expenses of independent attorneys and auditors, taxes and governmental fees, including fees and expenses of qualifying the Fund and its shares under Federal and State securities laws, cost of stock certificates and expenses of repurchase or redemption of shares, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of printing and filing reports and other documents with governmental agencies, expenses of shareholders' meetings, expenses of corporate data processing and related services, shareholder record keeping and shareholder account services, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of Directors of the Fund not employed by or serving as a Director of Seligman or its affiliates, insurance premiums and extraordinary expenses such as litigation expenses.

The Management Agreement provides that Seligman will not be liable to the Fund for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in performing its duties under the Agreement, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Agreement.

The Management Agreement was initially approved by the Board of Directors at a Meeting held on October 11, 1988 and by the shareholders at a meeting held on December 15, 1988. Amendments to the Management Agreement, effective January 1, 1996, to increase the fee rate payable to the Manager by the Fund, were approved by the Board of Directors on September 21, 1995 and by the shareholders at a special meeting held on December 12, 1995. The Management Agreement will continue in effect until December 31 of each year if (1) such continuance is approved in the manner required by the 1940 Act (i.e., by a vote of a majority of the Board of Directors or of the outstanding voting securities of the Fund and by a vote of a majority of the Directors who are not parties to the Management Agreement or interested persons of any such party) and (2) Seligman shall not have notified the Fund at least 60 days prior to December 31 of any year that it does not desire such continuance. The Management Agreement may be terminated by the Fund or by Seligman, without penalty, on 60 days' written notice to Seligman and will terminate automatically in the event of its assignment. The Fund has agreed to change its name upon termination of the Management Agreement if continued use of the name would cause confusion in the context of Seligman's business.

At the November 15, 2001 Board of Directors meeting, the Board unanimously approved the continuance of the Management Agreement. In preparation for the meeting, the Board requested and reviewed a wide variety of materials from Seligman, including extensive performance and expense information for other mutual funds compiled by third parties, and the Independent Directors conferred with their counsel at the meeting prior to voting. In their determinations with respect to continuance of the Management Agreement, the Board considered many factors, including, but not limited to: (1) the investment results achieved by Seligman for the Fund (including investment performance comparisons with other comparable mutual funds and certain indices); (2) the nature and quality of the administrative services rendered by Seligman; (3) the payments received by Seligman and its affiliates from all sources involving both the Fund and the other investment companies in the Seligman Group; (4) the costs borne by, and profitability of, Seligman and its affiliates in providing service of all types to the Fund and to the other investment companies in the Seligman Group; (5) information concerning the Fund's expense ratio and competitive industry fee structures and expense ratios, including, specifically, the relationship of the Fund's management fee rates to those typically paid by similar funds; (6) Seligman's policies and practices regarding allocation of portfolio transactions, including the use of brokers or dealers that provided research and other services to Seligman and the benefits derived from such services to the Fund and to Seligman; (7) portfolio turnover for the Fund and other comparable mutual funds; (8) Seligman's willingness to consider and, when desirable, implement organizational and operational changes designed to improve investment results; and (9) the fall-out benefits which Seligman and its affiliates receive from Seligman's relationship to the Fund. In its deliberations, the Board did not identify any particular information that was all-important or controlling. Rather, the Board evaluated all information available to it and determined that the compensation paid to Seligman under the Management Agreement was fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board (and each Director) considered relevant in the exercise of its reasonable judgment.

Certain of the factors addressed by the Board in reaching its determination are discussed in more detail below.

Portfolio Performance. The Board of Directors considered the performance of the Fund as compared to the performance of other comparable mutual funds and as compared to appropriate securities indices. Directors also considered the nature and quality of the investment advice rendered by Seligman. In addition to the information received by the Directors in connection with the November 15, 2001 Board of Directors meeting, the Board receives detailed information related to performance of the Fund at each Board meeting during the year.

Expenses of the Fund. The Board also considered the management fee rate paid by the Fund to Seligman and the other expenses of the Fund, in comparison to both the quality of services provided and the fees and expenses of funds with similar characteristics.

Costs of Providing Service and Profitability. The Directors reviewed information concerning profitability of Seligman's investment advisory and investment company activities and its financial condition based on results for 2000 and 2001 (through September 30) and estimates for full-year 2001. The information considered by the Board of Directors included operating profit margin information for Seligman's investment company business alone (i.e., excluding results of its affiliates) and on a consolidated basis. The Board of Directors also reviewed profitability data and estimated profitability data for each of the Seligman Group investment companies on a fund-by-fund basis. The Board of Directors reviewed certain assumptions and methods of allocation used by Seligman in preparing fund-specific profitability data. While Seligman believes that the methods of allocation used were reasonable, there are limitations inherent in allocating costs to multiple individual advisory products served by an organization such as Seligman's where each of the advisory products draws on, and benefits from, the pooled research of the organization.

Fall-Out Benefits. The Directors considered the services provided to the Fund and its shareholders by Seligman Services, Inc. ("Seligman Services"), an affiliate of Seligman, and the 12b-1 fees the Fund pays to Seligman Services in respect of shares of the Fund held in accounts for which there would not otherwise be a broker of record.

Principal Underwriter

Seligman Advisors, an affiliate of Seligman, 100 Park Avenue, New York, New York 10017, acts as general distributor of the shares of the Fund and of each of the other mutual funds in the Seligman Group. Seligman Advisors is an "affiliated person" (as defined in the 1940 Act) of Seligman, which is itself an affiliated person of the Fund. Those individuals identified above under "Management Information" as directors or officers of both the Fund and Seligman Advisors are affiliated persons of both entities.

Services Provided by the Investment Manager

Under the Management Agreement, dated December 29, 1988, as amended January 1, 1996, subject to the control of the Board of Directors, Seligman manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objectives and policies, and administers its business and other affairs. Seligman provides the Fund with such office space, administrative and other services and executive and other personnel as are necessary for Fund operations. Seligman pays all of the compensation of directors of the Fund who are employees or consultants of Seligman and of the officers and employees of the Fund. Seligman also provides senior management for Seligman Data Corp., the Fund's shareholder service agent.

Service Agreements

There are no other management-related service contracts under which services are provided to the Fund.

Other Investment Advice

No person or persons, other than directors, officers, or employees of Seligman, regularly advise the Fund with respect to its investments.

Dealer Reallowances

Dealers and financial advisors receive a percentage of the initial sales charge on sales of Class A shares and Class C shares of the Fund, as set forth below:

Class A shares:

                                                                  Regular Dealer
                             Sales Charge       Sales Charge        Reallowance
                               as a % of        as a % of Net        as a % of
Amount of Purchase         Offering Price(1)   Amount Invested    Offering Price
------------------         -----------------   ---------------    --------------
Less than $50,000               4.75%               4.99%               4.25%
$50,000  -  $99,999             4.00                4.17                3.50
$100,000  -  $249,999           3.50                3.63                3.00
$250,000  -  $499,999           2.50                2.56                2.25
$500,000  -  $999,999           2.00                2.04                1.75
$1,000,000 and over               0                   0                   0

(1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.

Class C shares:

                                                                  Regular Dealer
                              Sales Charge       Sales Charge       Reallowance
                                as a % of       as a % of Net        as a % of
Amount of Purchase          Offering Price(1)  Amount Invested    Offering Price
------------------          -----------------  ---------------    --------------
Less than $100,000                1.00%              1.01%              1.00%
$100,000  -  $249,999             0.50               0.50               0.50
$250,000  -  $1,000,000             0                  0                  0

(1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.


Seligman Services, Inc. (Seligman Services), an affiliate of Seligman, is a limited purpose broker/dealer. Seligman Services is eligible to receive commissions from certain sales of Fund shares. For the fiscal years ended October 31, 2001 and 2000, Seligman Services received commissions in the amount of $2,345 and $2,777, respectively. For the fiscal year ended September 30, 1999 and the one-month period ended October 31, 1999, Seligman Services received commissions in the amounts of $7,868 and $302, respectively.


Rule 12b-1 Plan

The Fund has adopted an Administration, Shareholder Services and Distribution Plan (12b-1 Plan) in accordance with Section 12(b) of the 1940 Act and Rule 12b-1 thereunder.

Under the 12b-1 Plan, the Fund may pay to Seligman Advisors an administration, shareholder services and distribution fee in respect of the Fund's Class A, Class B, Class C, and Class D shares. (There is no administration, shareholder services, and distribution fee in respect of the Fund's Class I shares.) Payments under the 12b-1 Plan may include, but are not limited to: (1) compensation to securities dealers and other organizations (Service Organizations) for providing distribution assistance with respect to assets invested in the Fund; (2) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to Fund shareholders; and (3) otherwise promoting the sale of shares of the Fund, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and Prospectuses to prospective investors and defraying Seligman Advisors' costs incurred in connection with its marketing efforts with respect to shares of the Fund. Seligman, in its sole discretion, may also make similar payments to Seligman Advisors from its own resources, which may include the management fee that Seligman receives from the Fund. Payments made by the Fund under the 12b-1 Plan are intended to be used to encourage sales of the Fund, as well as to discourage redemptions.

Fees paid by the Fund under the 12b-1 Plan with respect to any class of shares may not be used to pay expenses incurred solely in respect of any other class or any other Seligman fund. Expenses attributable to more than one class of the Fund are allocated between the classes in accordance with a methodology approved by the Fund's Board of Directors. The Fund may participate in joint distribution activities with other Seligman funds, and the expenses of such activities will be allocated among the applicable funds based on relative sales, in accordance with a methodology approved by the Board.

Class A


Under the 12b-1 Plan, the Fund, with respect to Class A shares, is authorized to pay quarterly to Seligman Advisors a service fee at an annual rate of up to .25% of the average daily net asset value of the Class A shares. This fee is used by Seligman Advisors exclusively to make payments to Service Organizations which have entered into agreements with Seligman Advisors. Such Service Organizations receive from Seligman Advisors a continuing fee of up to .25% on an annual basis, payable quarterly, of the average daily net assets of Class A shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts. The fee payable to Service Organizations from time to time shall, within such limits, be determined by the Directors of the Fund. The Fund is not obligated to pay Seligman Advisors for any such costs it incurs in excess of the fee described above. No expense incurred in one fiscal year by Seligman Advisors with respect to Class A shares of the Fund may be paid from Class A 12b-1 fees received from the Fund in any other fiscal year. If the Fund's 12b-1 Plan is terminated in respect of Class A shares, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class A shares. The total amount paid by the Fund to Seligman Advisors in respect of Class A shares for the fiscal year ended October 31, 2001 was $299,034, equivalent to .24% per annum of the Class A shares' average daily net assets.


Class B

Under the 12b-1 Plan, the Fund, with respect to Class B shares, is authorized to pay monthly a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class B shares. This fee is comprised of (1) a distribution fee equal to .75% per annum, which is paid directly to one or more third parties, which have purchased Seligman Advisor's rights to this fee (the "Purchasers") to compensate them for having funded, at the time of sale of Class B shares (i) a 4% sales commission to Service Organizations and (ii) a payment of up to .35% of sales to Seligman Advisors to help defray its costs of distributing Class B shares; and (2) a service fee of up to .25% per annum which is paid to Seligman Advisors. The service fee is used by Seligman Advisors exclusively to make payments to Service Organizations which have entered into agreements with Seligman Advisors. Such Service Organizations receive from Seligman Advisors a continuing service fee of up to .25% on an annual basis, payable quarterly, of the average daily net assets of Class B shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts. The amounts expended by Seligman Advisors or the Purchasers in any one year upon the initial purchase of Class B shares of the Fund may exceed the

12b-1 fees paid by the Fund in that year. The Fund's 12b-1 Plan permits expenses incurred in respect of Class B shares in one fiscal year to be paid from Class B 12b-1 fees received from the Fund in any other fiscal year; however, in any fiscal year the Fund is not obligated to pay any 12b-1 fees in excess of the fees described above. Seligman Advisors and the Purchasers are not reimbursed for expenses which exceed such fees. If the Fund's 12b-1 Plan is terminated in respect of Class B shares, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors or the Purchasers with respect to Class B shares. The total amount paid by the Fund to Seligman Advisors in respect of Class B shares for the fiscal year ended October 31, 2001 was $306,518, equivalent to 1% per annum of the Class B shares' average daily net assets.


Class C


Under the 12b-1 Plan, the Fund, with respect to Class C shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class C shares. This fee is used by Seligman Advisors as follows: During the first year following the sale of Class C shares, a distribution fee of .75% of the average daily net assets attributable to Class C shares is used, along with any CDSC proceeds during the first eighteen months, to (1) reimburse Seligman Advisors for its payment at the time of sale of Class C shares of a 1.25% sales commission to Service Organizations, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and Prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class C shares, a service fee of up to .25% of the average daily net assets attributable to such Class C shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class C shares of a service fee of .25% of the net asset value of the Class C shares sold (for shareholder services to be provided to Class C shareholders over the course of the one year immediately following the sale). The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees. After the initial one-year period following a sale of Class C shares, the entire 12b-1 fee attributable to such Class C shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of the Fund. The total amount paid by the Fund to Seligman Advisors in respect of Class C shares for the fiscal year ended October 31, 2001 was $20,030, equivalent to 1% per annum of the Class C shares' average daily net assets.


The amounts expended by Seligman Advisors in any one year with respect to Class C shares of the Fund may exceed the 12b-1 fees paid by the Fund in that year. The Fund's 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class C shares in one fiscal year to be paid from Class C 12b-1 fees in any other fiscal year; however, in any fiscal year the Fund is not obligated to pay any 12b-1 fees in excess of the fees described above.


As of September 30,, 2001, (the most recent date such information was available) Seligman Advisors incurred $29,100 of expenses in respect of the Fund's Class C shares that were not reimbursed from the amount received from the Fund's 12b-1 Plan. This amount is equal to 1.70% of the net assets of Class C shares at September 30, 2001.


If the 12b-1 Plan is terminated in respect of Class C shares of the Fund, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class C shares.

Class D

Under the 12b-1 Plan, the Fund, with respect to Class D shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class D shares. This fee is used by Seligman Advisors as follows: During the first year following the sale of Class D shares, a distribution fee of .75% of the average daily net assets attributable to such Class D shares is used, along with any CDSC proceeds, to
(1) reimburse Seligman Advisors for its payment at the time of sale of Class D shares of a .75% sales commission to Service Organizations, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and Prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class D shares, a service fee of up to .25% of the average daily net assets attributable to such Class D shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class D shares of a service fee of .25% of the net asset value of the Class D shares sold (for shareholder services to be provided to Class D shareholders over the course of the one year immediately following the sale). The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees. After the initial one-year period following a sale of Class D shares, the entire 12b-1 fee attributable to such Class D shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of the Fund. The total amount paid by the Fund to Seligman Advisors in respect of Class D shares for the fiscal year ended October 31, 2001 was $664,040, equivalent to 1% per annum of the Class D shares' average daily net assets.


The amounts expended by Seligman Advisors in any one year with respect to Class D shares of the Fund may exceed the 12b-1 fees paid by the Fund in that year. The Fund's 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class D shares in one fiscal year to be paid from Class D 12b-1 fees in any other fiscal year; however, in any fiscal year the Fund is not obligated to pay any 12b-1 fees in excess of the fees described above.


As of September 30, 2001, (the most recent date such information was available) Seligman Advisors incurred $547,388 of expenses in respect of the Fund's Class D shares that were not reimbursed from the amount received from the Fund's 12b-1 Plan. This amount is equal to 1.13% of the net assets of Class D shares at September 30, 2001.


If the 12b-1 Plan is terminated in respect of Class D shares of the Fund, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class D shares.


Payments made by the Fund under the 12b-1 Plan for the fiscal year ended October 31, 2001 were spent on the following activities in the following amounts:

                                     Class A    Class B*    Class C     Class D
                                     -------    --------    -------     -------
  Compensation to underwriters          $-0-      $ -0-     $11,802    $ 16,260
  Compensation to broker/dealers      299,034     76,629      8,228     647,780
  Other*                                 -0-     229,889       -0-         -0-

* Payment is made to the Purchasers to compensate them for having funded, at the time of sale, payments to broker/dealers and underwriters.


The 12b-1 Plan was approved on March 19, 1992 by the Board of Directors, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b-1 Plan (Qualified Directors) and was approved by shareholders of the Fund at a Special Meeting of the Shareholders held on May 1, 1992. The 12b-1 Plan became effective in respect of the Class A shares on June 1, 1992. The 12b-1 Plan was approved in respect of the Class B shares on March 21, 1996 by the Board of Directors of the Fund, including a majority of the Qualified Directors, and became effective in respect of the Class B shares on April 22, 1996. The 12b-1 Plan was approved in respect of the Class D shares on March 18, 1993 by the Directors, including a majority of the Qualified Directors, and became effective in respect of the Class D shares on May 1, 1993. The 12b-1 Plan was approved in respect of the Class C shares on May 20, 1999 by the Directors, including a majority of the Qualified Directors, and became effective in respect of the Class C shares on June 1, 1999. The 12b-1 Plan will continue in effect until December 31 of each year so long as such continuance is approved annually by a majority vote of both the Directors of the Fund and the Qualified Directors, cast in person at a meeting called for the purpose of voting on such approval. The 12b-1 Plan may not be amended to increase materially the amounts payable to Service Organizations with respect to a class without the approval of a majority of the outstanding voting securities of the class. If the amount payable in respect of Class A shares under the 12b-1 Plan is proposed to be increased materially, the Fund will either (1) permit holders of Class B shares to vote as a separate class on the proposed increase or (2) establish a new class of shares subject to the same payment under the 12b-1 Plan as existing Class A shares, in which case the Class B shares will thereafter convert into the new class instead of into Class A shares. No material amendment to the 12b-1 Plan may be made except by vote of a majority of both the Directors and the Qualified Directors.

The 12b-1 Plan requires that the Treasurer of the Fund shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the 12b-1 Plan. Rule 12b-1 also requires that the selection and nomination of Directors who are not "interested persons" of the Fund be made by such disinterested Directors. The 12b-1 Plan is reviewed by the Directors annually.


Seligman Services acts as a broker/dealer of record for shareholder accounts that do not have a designated financial advisor and receives compensation pursuant to the Fund's 12b-1 Plan for providing personal services and account maintenance to such accounts and other distribution services. For the fiscal years ended October 31, 2001 and 2000, Seligman Services received distribution and service fees pursuant to the Fund's 12b-1 Plan of $34,419 and $35,515, respectively. For the fiscal year ended September 30, 1999 and the one-month period ended October

31, 1999, Seligman Services received distribution and service fees pursuant to the Fund's 12b-1 Plan of $47,494, and $-0-, respectively.


                    Brokerage Allocation and Other Practices

Brokerage Transactions

Seligman will seek the most favorable price and execution in the purchase and sale of portfolio securities of the Fund. When two or more of the investment companies in the Seligman Group or other investment advisory clients of Seligman desire to buy or sell the same security at the same time, the securities purchased or sold are allocated by Seligman in a manner believed to be equitable to each. There may be possible advantages or disadvantages of such transactions with respect to price or the size of positions readily obtainable or saleable.

In over-the-counter markets, the Fund deals with responsible primary market makers unless a more favorable execution or price is believed to be obtainable. The Fund may buy securities from or sell securities to dealers acting as principal, except dealers with which its directors and/or officers are affiliated.


For the fiscal years ended October 31, 2001 and 2000, the Fund paid total brokerage commissions to others for execution, research and statistical services in the amount of $616,464 and $722,849, respectively. For the fiscal year ended September 30, 1999 and for the one-month period ended October 31, 1999, the Fund paid total brokerage commissions to others for execution, research and statistical services in the amounts of $1,313,281 and $74,289, respectively.


Commissions


For the fiscal years ended October 31, 2001 and 2000, the Fund did not execute any portfolio transactions with, and therefore did not pay any commissions to, any broker affiliated with either the Fund, Seligman or Seligman Advisors. For the fiscal year ended September 30, 1999 and the one-month period ended October 31, 1999, the Fund did not execute any portfolio transactions with, and therefore did not pay any commissions to, any broker affiliated with either the Fund, Seligman, or Seligman Advisors.


Brokerage Selection

Consistent with seeking the most favorable price and execution when buying or selling portfolio securities, Seligman may give consideration to the research, statistical, and other services furnished by brokers or dealers to Seligman for its use, as well as the general attitude toward and support of investment companies demonstrated by such brokers or dealers. Such services include supplemental investment research, analysis, and reports concerning issuers, industries, and securities deemed by Seligman to be beneficial to the Fund. In addition, Seligman is authorized to place orders with brokers who provide supplemental investment and market research and security and economic analysis although the use of such brokers may result in a higher brokerage charge to the Fund than the use of brokers selected solely on the basis of seeking the most favorable price and execution and although such research and analysis may be useful to Seligman in connection with its services to clients other than the Fund.

Directed Brokerage


During the fiscal year ended October 31, 2001, neither the Fund nor Seligman, through an agreement or understanding with a broker, or otherwise through an internal allocation procedure, directed any of the Fund's brokerage transactions to a broker because of research services provided.


Regular Broker-Dealers


During the fiscal year ended October 31, 2001, the Fund did not acquire securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or of their parents.

                       Capital Stock and Other Securities

Capital Stock

The Fund is authorized to issue 500,000,000 shares of capital stock, each with a par value of $0.10, divided into five classes, designated Class A common stock, Class B common stock, Class C common stock, Class D common stock and Class I common stock. Each share of the Fund's Class A, Class B, Class C, Class D and Class I common stock is equal as to earnings, assets, and voting privileges, except that each class bears its own separate distribution and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the 1940 Act or applicable state law. The Fund has adopted a Plan (Multiclass Plan) pursuant to Rule 18f-3 under the 1940 Act permitting the issuance and sale of multiple classes of common stock. In accordance with the Articles of Incorporation, the Board of Directors may authorize the creation of additional classes of common stock with such characteristics as are permitted by the Multiclass Plan and Rule 18f-3. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class. All shares have noncumulative voting rights for the election of directors. Each outstanding share is fully paid and non-assessable, and each is freely transferable. There are no liquidation, conversion, or preemptive rights.

Other Securities

The Fund has no authorized securities other than common stock.

                   Purchase, Redemption, and Pricing of Shares

Purchase of Shares

Class A


Purchase Price. Class A shares may be purchased at a price equal to the next determined net asset value per share, plus an initial sales charge.

Employee and Family Member Sales Charge Reductions. Class A shares of the Fund may be issued without a sales charge to present and former directors, trustees, officers, employees (and their family members) of the Fund, the other investment companies in the Seligman Group, and Seligman and its affiliates. Family members are defined to include lineal descendants and lineal ancestors, siblings (and their spouses and children) and any company or organization controlled by any of the foregoing. Such sales may also be made to employee benefit plans and thrift plans for such persons and to any investment advisory, custodial, trust or other fiduciary account managed or advised by Seligman or any affiliate. The sales may be made for investment purposes only, and shares may be resold only to the Fund. Class A shares may be sold at net asset value to these persons since such sales require less sales effort and lower sales related expenses as compared with sales to the general public.


Purchases of Class A shares by a "single person" (as defined below under "Persons Entitled to Reductions") may be eligible for the following reductions in initial sales charges:

Volume Discounts are provided if the total amount being invested in Class A shares of the Fund alone, or in any combination with Class A shares of the other mutual funds in the Seligman Group which are sold with an initial sales charge, reaches levels indicated in the sales charge schedule set forth in the Prospectuses.

The Right of Accumulation allows an investor to combine the amount being invested in Class A shares of the Fund and Class A shares of the other Seligman mutual funds sold with an initial sales charge with the total net asset value of Class A shares of those mutual funds already owned that were sold with an initial sales charge and the total net asset value of Class A shares of Seligman Cash Management Fund which were acquired through an exchange of Class A shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase to determine reduced sales charges in accordance with the schedule in the Prospectuses. The value of the Class A shares owned, including the value of Class A shares of Seligman Cash Management Fund acquired in an exchange of Class A shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase will be taken into account in orders placed through an authorized dealer or financial advisor or directly with Seligman Advisors; however, this applies only if Seligman Advisors is notified by an investor or authorized dealer or financial advisor of the amount owned by the investor at the time the purchase is made and is furnished sufficient information to permit confirmation.


A Letter of Intent allows an investor to purchase Class A shares over a 13-month period at reduced initial sales charges in accordance with the schedule in the Prospectuses, based on the total amount of Class A shares of the Fund that the letter states the investor intends to purchase plus the total net asset value of Class A shares that were sold with an initial sales charge of the other Seligman mutual funds already owned and the total net asset value of Class A shares of Seligman Cash Management Fund which were acquired through an exchange of Class A shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase. Reduced sales charges also may apply to purchases made within a 13-month period starting up to 90 days before the date of execution of a letter of intent.


Persons Entitled to Reductions. Reductions in initial sales charges apply to purchases of Class A shares by a "single person," including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Employee benefit plans qualified under Section 401 of the Internal Revenue Code of 1986, as amended, organizations tax exempt under Section 501(c)(3) or (13) of the Internal Revenue Code, and non-qualified employee benefit plans that satisfy uniform criteria are considered "single persons" for this purpose. The uniform criteria are as follows:

     1. Employees must authorize the employer, if requested by the Fund, to receive in bulk and to distribute to each participant on a timely basis the Fund Prospectuses, reports, and other shareholder communications.

     2. Employees participating in a plan will be expected to make regular periodic investments (at least annually). A participant who fails to make such investments may be dropped from the plan by the employer or the Fund 12 months and 30 days after the last regular investment in his account. In such event, the dropped participant would lose the discount on share purchases to which the plan might then be entitled.

     3. The employer must solicit its employees for participation in such an employee benefit plan or authorize and assist an investment dealer in making enrollment solicitations.

Eligible Employee Benefit Plans. The table of sales charges in the Prospectuses applies to sales to "eligible employee benefit plans," except that the Fund may sell shares at net asset value to "eligible employee benefit plans" which have at least (1) $500,000 invested in the Seligman Group of mutual funds or (2) 50 eligible employees to whom such plan is made available. "Eligible employee benefit plan" means any plan or arrangement, whether or not tax qualified, which provides for the purchase of Fund shares. Sales are believed to require limited sales effort and sales-related expenses and therefore are made at net asset value. However, Section 403(b) plans sponsored by public educational institutions are not eligible for net asset value purchases based on the aggregate investment made by the plan or number of eligible employees.

Sales to eligible employee benefit plans must be made in connection with a payroll deduction system of plan funding or other systems acceptable to Seligman Data Corp., the Fund's shareholder service agent. Contributions or account information for plan participation also should be transmitted to Seligman Data Corp. by methods which it accepts. Additional information about "eligible employee benefit plans" is available from financial advisors or Seligman Advisors.

Further Types of Reductions. Class A shares may also be issued without an initial sales charge in the following instances:

(1) to any registered unit investment trust which is the issuer of periodic payment plan certificates, the net proceeds of which are invested in Fund shares;

(2) to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act;

(3) to registered representatives and employees (and their spouses and minor children) of any dealer that has a sales agreement with Seligman Advisors;

(4)  to financial institution trust departments;

(5) to registered investment advisers exercising discretionary investment authority with respect to the purchase of Fund shares;

(6) to accounts of financial institutions or authorized dealers or investment advisors that charge account management fees, provided Seligman or one of its affiliates has entered into an agreement with respect to such accounts;

(7) pursuant to sponsored arrangements with organizations which make recommendations to, or permit group solicitations of, its employees, members or participants in connection with the purchase of shares of the Fund;

(8) to other investment companies in the Seligman Group in connection with a deferred fee arrangement for outside Directors, or through a "fund of funds" arrangement;

(9)  to certain "eligible employee benefit plans" as discussed above;

(10) to those partners and employees of outside counsel to the Fund or its directors or trustees who regularly provide advice and services to the Fund, to other funds managed by Seligman, or to their directors or trustees; and

(11) in connection with sales pursuant to a 401(k) alliance program which has an agreement with Seligman Advisors.

CDSC Applicable to Class A Shares. Class A shares purchased without an initial sales charge in accordance with the sales charge schedule in the Fund's Prospectuses, or pursuant to a Volume Discount, Right of Accumulation, or Letter of Intent are subject to a CDSC of 1% on redemptions of such shares within eighteen months of purchase. Employee benefit plans eligible for net asset value sales (as described below) may be subject to a CDSC of 1% for terminations at the plan level only, on redemptions of shares purchased within eighteen months prior to plan termination. Other available reductions will not be subject to a 1% CDSC. The 1% CDSC will be waived on shares that were purchased through Morgan Stanley Dean Witter & Co. by certain Chilean institutional investors (i.e. pension plans, insurance companies, and mutual funds). Upon redemption of such shares within an eighteen-month period, Morgan Stanley Dean Witter will reimburse Seligman Advisors a pro rata portion of the fee it received from Seligman Advisors at the time of sale of such shares.

See "CDSC Waivers" below for other waivers which may be applicable to Class A shares.

Class B

Class B shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class B shares are subject to a CDSC if the shares are redeemed within six years of purchase at rates set forth in the table below, charged as a percentage of the current net asset value or the original purchase price, whichever is less.

Years Since Purchase                                         CDSC
--------------------                                         ----
Less than 1 year ..........................................   5%
1 year or more but less than 2 years ......................   4%
2 years or more but less than 3 years .....................   3%
3 years or more but less than 4 years .....................   3%
4 years or more but less than 5 years .....................   2%
5 years or more but less than 6 years .....................   1%
6 years or more ...........................................   0%

Approximately eight years after purchase, Class B shares will convert automatically to Class A shares. Shares purchased through reinvestment of dividends and distributions on Class B shares also will convert automatically to Class A shares along with the underlying shares on which they were earned.

Conversion occurs at the end of the month which precedes the eighth anniversary of the purchase date. If Class B shares of the Fund are exchanged for Class B shares of another Seligman Mutual Fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period of the shares exchanged will be tacked onto the holding period of the shares acquired. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher or longer than the CDSC schedule relating to the new Class B shares. In addition, Class B shares of the Fund acquired by exchange will be subject to the Fund's CDSC schedule if such schedule is higher or longer than the CDSC schedule relating to the Class B shares of the Seligman mutual fund from which the exchange has been made.

Class C

Class C shares may be purchased at a price equal to the next determined net asset value, plus an initial sales charge. Purchases of Class C shares by a "single person" may be eligible for the reductions in initial sales charges described above for Class A shares. Class C shares are subject to a CDSC of 1% if the shares are redeemed within eighteen months of purchase, charged as a percentage of the current net asset value or the original purchase price, whichever is less.

Class D

Class D shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class D shares are subject to a CDSC of 1% if the shares are redeemed within one year of purchase, charged as a percentage of the current net asset value or the original purchase price, whichever is less. Unlike Class B shares, Class D shares do not automatically convert to Class A shares after eight years.

Systematic Withdrawals. Class B, Class C and Class D shareholders who reinvest both their dividends and capital gain distributions to purchase additional shares of the Fund may use the Systematic Withdrawal Plan to withdraw up to 12%, 10%, and 10%, respectively, of the value of their accounts per year without the imposition of a CDSC. Account value is determined as of the date the systematic withdrawals begin.

CDSC Waivers. The CDSC on Class B, Class C and Class D shares (and certain Class A shares, as discussed above) will be waived or reduced in the following instances:

(1) on redemptions following the death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of a shareholder or beneficial owner;

(2)  in connection with (1) distributions from retirement plans qualified under
     Section 401(a) of the Internal Revenue Code when such redemptions are necessary to make distributions to plan participants (such payments include, but are not limited to, death, disability, loans, retirement, or separation of service), (2) distributions from a custodial account under
     Section 403(b)(7) of the Internal Revenue Code or an IRA due to death, disability, minimum distribution requirements after attainment of age 70 1/2 or, for accounts established prior to January 1, 1998, attainment of age 59 1/2, and (3) a tax-free return of an excess contribution to an IRA;

(3) in whole or in part, in connection with shares sold to current and retired Directors of the Fund;

(4) in whole or in part, in connection with shares sold to any state, county, or city or any instrumentality, department, authority, or agency thereof, which is prohibited by applicable investment laws from paying a sales load or commission in connection with the purchase of any registered investment management company;

(5)  in whole or in part, in connection with systematic withdrawals;

(6) in connection with participation in the Merrill Lynch Small Market 401(k) Program;

(7) on incidental redemptions to cover administrative expenses (such expenses include, but are not limited to, trustee fees, wire fees or courier fees) not to exceed $25.00 per occurrence.

If, with respect to a redemption of any Class A, Class B, Class C or Class D shares sold by a dealer, the CDSC is waived because the redemption qualifies for a waiver as set forth above, the dealer shall remit to Seligman Advisors promptly upon notice, an amount equal to the payment or a portion of the payment made by Seligman Advisors at the time of sale of such shares.

Fund Reorganizations

Class A shares and Class C shares may be issued without an initial sales charge in connection with the acquisition of cash and securities owned by other investment companies. Any CDSC will be waived in connection with the redemption of shares of the Fund if the Fund is combined with another Seligman mutual fund, or in connection with a similar reorganization transaction.

Class I


Class I shares are not subject to any initial or contingent sales charges or distribution expense. This Class, however, is only offered to certain types of investors. Class I shares may be purchased only by a "qualified tuition program" (with the meaning of Section 529 of the Internal Revenue Code) approved by Seligman Advisors and certain qualified employee benefit plans offered to employees of Seligman and its affiliates.


Payment in Securities. In addition to cash, the Fund may accept securities in payment for Fund shares sold at the applicable public offering price (net asset value and, if applicable, any sales charge), although the Fund does not presently intend to accept securities in payment for Fund shares. Generally, the Fund will only consider accepting securities (l) to increase its holdings in a portfolio security, or (2) if Seligman determines that the offered securities are a suitable investment for the Fund and in a sufficient amount for efficient management. Although no minimum has been established, it is expected that the Fund would not accept securities with a value of less than $100,000 per issue in payment for shares. The Fund may reject in whole or in part offers to pay for Fund shares with securities, may require partial payment in cash for applicable sales charges, and may discontinue accepting securities as payment for Fund shares at any time without notice. The Fund will not accept restricted securities in payment for shares. The Fund will value accepted securities in the manner provided for valuing portfolio securities of the Fund.

Offering Price

When you buy or sell fund shares, you do so at the Class's net asset value (NAV) next calculated after Seligman Advisors accepts your request. Any applicable sales charge will be added to the purchase price for Class A shares and Class C shares.

NAV per share of each class of the Fund is determined as of the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time), on each day that the NYSE is open for business. The NYSE is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. NAV per share for a class is computed by dividing such class's share of the value of the net assets of the Fund (i.e., the value of its assets less liabilities) by the total number of outstanding shares of such class. All expenses of the Fund, including the management fee, are accrued daily and taken into account for the purpose of determining NAV. The NAV of Class B, Class C, and Class D shares will generally be lower than the NAV of Class A shares as a result of the higher 12b-1 fees with respect to such shares, which in turn will be lower than the NAV of Class I shares, which have no 12b-1 fee and which may have lower other expenses.

Portfolio securities, including open short positions and options written, are valued at the last sale price on the securities exchange or securities market on which such securities primarily are traded. Securities not listed on an exchange or securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked price, except in the case of open short positions where the asked price is available. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in accordance with procedures approved by the Board of Directors. Short-term obligations with less than 60 days remaining to maturity are generally valued at amortized cost. Short-term obligations with more than 60 days remaining to maturity will be valued at current market value until the sixtieth day prior to maturity, and will then be valued on an amortized cost basis based on the value on such date unless the Board determines that this amortized cost value does not represent fair market value. Expenses and fees, including the investment management fee, are accrued daily and taken into account for the purpose of determining the net asset value of Fund shares.

Generally, trading in foreign securities, as well as US Government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the shares of the Fund are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE.

For purposes of determining the net asset value per share of the Fund, all assets and liabilities initially expressed in foreign currencies will be converted into US dollars at the mean between the bid and offer prices of such currencies against US dollars quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.

Specimen Price Make-Up


Under the current distribution arrangements between the Fund and Seligman Advisors, Class A shares and Class C shares are sold with a maximum initial sales charge of 4.75% and 1.00%(1), respectively, and Class B shares, Class D shares and Class I shares are sold at NAV(2). Using the NAV of Class A, Class B, Class C and Class D at October 31, 2001 and the NAV of Class I shares at November 30, 2001 (commencement of operations), the maximum offering price of the Fund's shares is as follows:


Class A

     Net asset value and offering price per share...................     $10.65
     Maximum sales charge (4.75% of offering price).................        .53
                                                                         ------
     Offering price to public.......................................     $11.18
                                                                         ======



Class B

     Net asset value and offering price per share(2)................      $9.67
                                                                         ======


Class C

     Net asset value and offering price per share...................      $9.66
     Maximum sales charge (1.00% of offering price(1))..............        .10
                                                                         ------
     Offering price to public.......................................      $9.76
                                                                         ======


Class D

     Net asset value and offering price per share(2) ...............      $9.66
                                                                         ======

Class I
     Net asset value and offering price per share...................     $11.34
                                                                         ======

-------------
(1) In addition to the 1.00% front-end sales charge, Class C shares are subject to a 1% CDSC if you redeem your shares within 18 months of purchase.

(2) Class B shares are subject to a CDSC declining from 5% in the first year after purchase to 0% after six years. Class D shares are subject to a 1% CDSC if you redeem your shares within one year of purchase.

Redemption in Kind

The procedures for selling Fund shares under ordinary circumstances are set forth in the Prospectuses. In unusual circumstances, payment may be postponed, or the right of redemption postponed for more than seven days, if: (i) the orderly liquidation of portfolio securities is prevented by the closing of, or restricted trading on, the NYSE; (ii) during periods of emergency which make the disposal by the Fund of its shares impracticable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or
(iii) such other periods as ordered by the SEC for the protection of the Fund's shareholders. Under these circumstances, redemption proceeds may be made in securities. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities to cash.

                              Taxation of the Fund

The Fund is qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. For each year so qualified, the Fund will not be subject to federal income taxes on its net investment income and capital gains, if any, realized during any taxable year, which it distributes to its shareholders, provided that at least 90% of its net investment income and net short-term capital gains are distributed to shareholders each year.

Dividends from net investment income and distributions from net short-term capital gains are taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. To the extent designated as derived from the Fund's dividend income that would be eligible for the dividends received deduction if the Fund were not a regulated investment company, they are eligible, subject to certain restrictions, for the 70% dividends received deduction for corporations.

Distributions of net capital gains (i.e., the excess of net long-term capital gains over any net short-term losses) are taxable as long-term capital gain, whether received in cash or invested in additional shares, regardless of how long the shares have been held by a shareholder. Such distributions are not eligible for the dividends received deduction allowed to corporate shareholders. Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as having received a distribution in an amount equal to the fair market value on the date of distribution of the shares received. Individual shareholders generally will be subject to federal tax on distributions of net capital gains at a maximum rate of 20% if designated as derived from the Fund's capital gains from property held for more than one year.

Any gain or loss realized upon a sale or redemption of shares in the Fund by a shareholder who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and otherwise as a short-term capital gain or loss. Individual shareholders will be subject to federal income tax on net capital gains at a maximum rate of 20% in respect of shares held for more than one year. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. However, if shares on which a long-term capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less, any loss realized will be treated as long-term capital loss to the extent that it offsets the long-term capital gain distribution. In addition, no loss will be allowed on the sale or other disposition of shares of the Fund if, within a period beginning 30 days before the date of such sale or disposition and ending 30 days after such date, the holder acquires (including shares acquired through dividend reinvestment) securities that are substantially identical to the shares of the Fund.

In determining gain or loss on shares of the Fund that are sold or exchanged within 90 days after acquisition, a shareholder generally will not be permitted to include in the tax basis attributable to such shares the sales charge incurred in acquiring such shares to the extent of any subsequent reduction of the sales charge by reason of the Exchange or Reinstatement Options offered by the Fund. Any sales charge not taken into account in determining the tax basis of shares sold or exchanged within 90 days after acquisition will be added to the shareholder's tax basis in the shares acquired pursuant to the Exchange or Reinstatement Options.

The Fund will generally be subject to an excise tax of 4% on the amount of any income or capital gains, above certain permitted levels, distributed to shareholder on a basis such that such income or gain is not taxable to shareholders in the calendar year in which it was earned by the Fund. Furthermore, dividends declared in October, November or December, payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by the Fund and received by each shareholder in December. Under this rule, therefore, shareholders may be taxed in one year on dividends or distributions actually received in January of the following year.

Shareholders are urged to consult their tax advisors concerning the effect of federal income taxes in their individual circumstances.


Unless a shareholder includes a certified taxpayer identification number (social security number for individuals) on the account application and certifies that the shareholder is not subject to backup withholding, the fund is required to withhold and remit to the US Treasury a portion of distributions and other reportable payments to the shareholder. Shareholders should be aware that, under regulations promulgated by the Internal Revenue Service, the Fund may be fined $50 annually for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed, the Fund may charge a service fee of up to $50 that may be deducted from the shareholder's account and offset against any undistributed dividends and capital gain distributions. The Fund also reserves the right to close any account which does not have a certified taxpayer identification number.


                                  Underwriters

Distribution of Securities

The Fund and Seligman Advisors are parties to a Distributing Agreement, dated January 1, 1993, under which Seligman Advisors acts as the exclusive agent for distribution of shares of the Fund. Seligman Advisors accepts orders for the purchase of Fund shares, which are offered continuously. As general distributor of the Fund's capital stock, Seligman Advisors allows reallowances to all dealers on sales of Class A shares and Class C shares, as set forth above under "Dealer Reallowances." Seligman Advisors retains the balance of sales charges and any CDSCs paid by investors.


Total initial sales charges paid by shareholders of Class A shares of the Fund for the fiscal years ended October 31, 2001, 2000, the one-month period ended October 31, 1999, and the fiscal year ended September 30, 1999, of Class C shares of the Fund for the fiscal years ended October 31, 2001, 2000, the one-month period ended October 31, 1999, and from May 27, 1999 (inception) to September 30, 1999, are shown below. Also shown below are the amounts of the Class A and Class C sales charges retained by Seligman Advisors for the same periods.

                       Total Sales Charges Paid    Amount of Class A and Class C
                       by Shareholders on Class      Sales Charges Retained by
       Fiscal Year       A and Class C Shares            Seligman Advisors
       -----------       --------------------            -----------------
          2001                 $130,766                        $13,987
          2000                  142,701                         13,999
          1999                  339,400                         37,876

        One-Month
      ended 10/31/99              9,923                          1,010


Compensation


Seligman Advisors, which is an affiliated person of Seligman, which is an affiliated person of the Fund, received the following commissions and other compensation from the Fund during the fiscal year ended October 31, 2001:


              Net Underwriting                 Compensation on
               Discounts and                   Redemptions and
                Commissions                      Repurchases
         (Class A and Class C Sales     (CDSC on Class A, Class C and       Brokerage             Other
             Charges Retained)             Class D Shares Retained)        Commissions       Compensation(1)
             -----------------             ------------------------        -----------       ---------------

                   $13,987                         $27,038                    $-0-                $2,292

(1) Seligman Advisors has sold its rights to collect the distribution fees paid by the Fund in respect of Class B shares and any CDSC imposed on redemptions of Class B shares to the Purchasers in connection with an arrangement discussed above under "Rule 12b-1 Plan." In connection with this arrangement, Seligman Advisors receives payments from the Purchasers based on the value of Class B shares sold. Such payments received for the fiscal year ended October 31, 2001, are reflected in the table.


Other Payments

Seligman Advisors shall pay authorized dealers or investment advisors, from its own resources, a fee on purchases of Class A shares of $1,000,000 or more (NAV sales), calculated as follows: 1.00% of NAV sales up to but not including $2 million; .80% of NAV sales from $2 million up to but not including $3 million; ..50% of NAV sales from $3 million up to but not including $5 million; and .25% of NAV sales from $5 million and above. The calculation of the fee will be based on assets held by a "single person," including an individual, members of a family unit comprising husband, wife and minor children purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust. Purchases made by a trustee or other fiduciary for a fiduciary account may not be aggregated with purchases made on behalf of any other fiduciary or individual account.

Seligman Advisors shall also pay authorized dealers or investment advisors, from its own resources, a fee on assets of certain investments in Class A shares of the Seligman mutual funds participating in an "eligible employee benefit plan" that are attributable to the particular authorized dealer or investment advisor. The shares eligible for the fee are those on which an initial sales charge was not paid because either the participating eligible employee benefit plan has at least (1) $500,000 invested in the Seligman mutual funds or (2) 50 eligible employees to whom such plan is made available. Class A shares representing only an initial purchase of Seligman Cash Management Fund are not eligible for the fee. Such shares will become eligible for the fee once they are exchanged for shares of another Seligman mutual fund. The payment is based on cumulative sales for each Plan during a single calendar year, or portion thereof. The payment schedule, for each calendar year, is as follows: 1.00% of sales up to but not including $2 million; .80% of sales from $2 million up to but not including $3 million; .50% of sales from $3 million up to but not including $5 million; and ..25% of sales from $5 million and above. The fees in the two preceding paragraphs are not duplicative, e.g., the fee is paid one time to authorized dealers or investment advisors for each purchase of Class A shares of $1,000,000 or more participating in an eligible employee benefit plan.

Seligman Advisors may from time to time assist dealers by, among other things, providing sales literature to, and holding informational programs for the benefit of, dealers' registered representatives. Dealers may limit the participation of registered representatives in such informational programs by means of sales incentive programs which may require the sale of minimum dollar amounts of shares of Seligman mutual funds. Seligman Advisors may from time to time pay a bonus or other incentive to dealers that sell shares of the Seligman mutual funds. In some instances, these bonuses or incentives may be offered only to certain dealers which employ registered representatives who have sold or may sell a significant amount of shares of the Fund and/or certain other mutual funds managed by Seligman during a specified period of time. Such bonus or other incentive will be made in the form of cash or, if permitted, may take the form of non-cash payments. The non-cash payments will include (i) business seminars at Seligman's headquarters or other locations, (ii) travel expenses, including meals, entertainment and lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or outside the United States, or (iii) the receipt of certain merchandise. The cash payments may include payment of various business expenses of the dealer. The cost to Seligman Advisors of such promotional activities and payments shall be consistent with the rules of the National Association of Securities Dealers, Inc., as then in effect.

                         Calculation of Performance Data


The Fund may quote performance data in various ways. All performance information supplied by the Fund in advertising is historical and past performance is not indicative of future investment results. The rate of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost.

Performance Calculations

Performance quoted in advertising reflects any change in price per share, assumes the reinvestment of dividends and capital gain distributions and may or may not include the effect of a Class's initial maximum sales charge and/or contingent deferred sales charge (CDSC), as applicable. Such performance may be quoted as a percentage or as a dollar amount, may be calculated over any time period and may be presented in a table, graph or similar illustration. Excluding applicable sales charges from a performance calculation produces a higher performance figure than if such sales charges were included in the calculation.

Average annual total returns are calculated by determining the growth or decline in the value of a hypothetical investment in the Fund over a stated period, and then calculating the annual rate required for this hypothetical investment to grow to the amount that would have been received upon a redemption at the end of such period (i.e., the average annual compound rate of return). Cumulative total returns reflect the simple change in the value of a hypothetical investment in the Fund over a stated period.

Historical Investment Results


Class A


The average annual total returns for the Fund's Class A shares for the one-, five-, and ten-year periods ended October 31, 2001, were (29.53), (2.06)% and 8.19%, respectively. These returns were computed by subtracting the maximum sales charge of 4.75% of the public offering price and assuming that all of the dividends and distributions paid by the Fund over the relevant periods were reinvested. It was then assumed that at the end of the one-, five- and ten-year periods, the entire amount was redeemed. The average annual total return was then calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon such redemption (i.e., the average annual compound rate of return).

The cumulative total return for the Fund's Class A shares for the ten-year period ended October 31, 2001 was 119.63%. Thus, a $1,000 investment in Class A shares made on October 31, 1991 had a value of $2,196 on October 31, 2001.


Class B


The average annual total returns for the Fund's Class B shares for the one- and five-year periods ended October 31, 2001 and for the period from April 22, 1996 (inception) through October 31, 2001, were (29.86)%, (2.17)% and (2.44)%, respectively. These returns were computed assuming that all dividends and distributions paid by the Fund's Class B shares, if any, were reinvested over the relevant periods. It was then assumed that at the end of the one- and five-year periods and the period since inception, the entire amounts were redeemed, subtracting the applicable CDSC.

The cumulative total return for the Fund's Class B shares for the period April 22, 1996 (commencement of operations of Class B shares) through October 31, 2001 was (12.75)%. Thus, a $1,000 investment in Class B shares on April 22, 1996 (commencement of operations of Class B shares) had a value of $872 on October 31, 2001.


Class C


The average annual total returns for the Fund's Class C shares for the one-year period ended October 31, 2001 and for the period from May 27, 1999 (inception) through October 31, 2001 were (28.02)% and (5.39)%, respectively. These returns were computed by subtracting the maximum sales charge of 1% of the public offering price and assuming that all dividends and distributions paid by the Fund's Class C shares, if any, were reinvested over the relevant periods. It was then assumed that at the end of the one-year period and the period since inception, the entire amount was redeemed, subtracting the 1% CDSC, if applicable.

The cumulative total return for the Fund's Class C shares for the period from May 27, 1999 (inception) through October 31, 2001 was (12.61)%Thus, a $1,000 investment in Class C shares on May 27, 1999 (commencement of operations of Class C shares) had a value of $874 on October 31, 2001.


Class D


The average annual total returns for the Fund's Class D shares for the one- and five-year periods ended October 31, 2001 and for the period from May 3, 1993 (inception) through October 31, 2001, were (27.28)%, (1.89)% and 7.18%, respectively. These returns were computed assuming that all of the dividends and distributions paid by the Fund's Class D shares, if any, were reinvested over the relevant periods. It was then assumed that at the end of the one- and five-year periods and the period since inception, the entire amount was redeemed, subtracting the 1% CDSC, if applicable.

The cumulative total return for the Fund's Class D shares for the period from May 3, 1993 (commencement of operations of Class D shares) through October 31, 2001 was 80.24%. Thus, a $1,000 investment in Class D shares made on May 3, had a value of $1,802 on October 31, 2001.


Class I


The Fund's Class I shares commenced operations on November 30, 2001, so no performance data is presented.

The cumulative total return for each Class of shares of the Fund shown above is calculated by assuming a hypothetical initial investment of $1,000 at the beginning of the period specified; subtracting the maximum sales charge for Class A and Class C shares; determining total value of all dividends and distributions that would have been paid during the period on such shares assuming that each dividend or distribution was invested in additional shares at net asset value; calculating the total value of the investment at the end of the period; subtracting the CDSC on Class B, Class C and Class D shares, if applicable; and finally, by dividing the difference between the amount of the hypothetical initial investment at the beginning of the period and its total value at the end of the period by the amount of the hypothetical initial investment.

The total returns and average annual total returns of Class A shares quoted from time to time for periods through June 1, 1992, do not reflect the deduction of 12b-1 fees, because the 12b-1 Plan was implemented on that date. The total returns and average annual total returns for Class A and Class D shares for periods through December 31, 1995 do not reflect the increased management fee, approved by shareholders on December 12, 1995, and effective on January 1, 1996. These fees, if reflected, would reduce the performance quoted.


Other Information

From time to time, reference may be made in advertisements, sales literature or other promotional material (collectively, "Promotional Material") to performance information, including mutual fund rankings prepared by independent reporting services which monitor the performance of mutual funds, including but not limited to Lipper Analytical Services, Inc. and Morningstar, Inc. In calculating the total return of the Fund's Class A, Class B, Class C, Class D and Class I shares, the Lipper analysis assumes investment of all dividends and distributions paid, but does not take into account applicable sales charges. Morningstar's rankings are calculated using a fund's average annual returns for a certain period and a risk factor that reflects a fund's performance relative to three-month Treasury Bill monthly returns. Morningstar's ratings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund for 3-, 5-, and 10-year periods and, on an overall basis, based on weighted-average of those periods. Ratings are not absolute and do not represent future performance results.


The Fund's Promotional Material may disclose (i) the top ten holdings included in the Fund's portfolio holdings, (ii) market sectors and statistical data describing portfolio composition, (iii) discussions of general economic or financial principals, (iv) discussions of general economic trends, (v) descriptions of investment strategies for the Fund (vi) descriptions or comparisons of various savings and investment products, which may not include the Fund and (vii) comparisons of investment products (including the Fund) with relevant market or industry indices or appropriate benchmarks. The Fund may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results. Such performance examples will be based on an express set of assumptions and are not indicative of the future performance of the Fund.

From time to time, the Fund's Promotional Material may portray the historical returns of various asset classes. Such presentations will typically compare the average annual rates of return of inflation, U.S. Treasury bills, bonds, large-cap stocks, and small-cap stocks. There are important differences between each of these investments that should be considered in viewing any such comparison. The market value of stocks will fluctuate with market conditions, and small-stock prices generally will fluctuate more than large-stock prices. Stocks are generally more volatile than bonds. In return for this volatility, stocks have generally performed better than bonds or cash over time. Bond prices generally will fluctuate inversely with interest rates and other market conditions, and the prices of bonds with longer maturities generally will fluctuate more than those of shorter-maturity bonds. Interest rates for bonds may be fixed at the time of issuance, and payment of principal and interest may be guaranteed by the issuer and, in the case of U.S. Treasury obligations, backed by the full faith and credit of the U.S. Treasury.

The Fund's Promotional Material may make reference to the Fund's "Beta," "Standard Deviation," or "Alpha." Beta measures the volatility of the Fund, as compared to that of the overall market. Standard deviation measures how widely the Fund's performance has varied from its average performance, and is an indicator of the Fund's potential for volatility. Alpha measures the difference between the returns of the Fund and the returns of the market, adjusted for volatility.

The Fund may also refer in its Promotional Material to selections from editorials or articles about the Fund, including reprints of comments, listings and columns in the financial and other press, the sources of which include BARRON'S, BUSINESS WEEK, CDA/WIESENBERGER MUTUAL FUNDS INVESTMENT REPORT, CHRISTIAN SCIENCE MONITOR, FINANCIAL PLANNING, FINANCIAL TIMES, FINANCIAL WORLD, FORBES, FORTUNE, INDIVIDUAL INVESTOR, INVESTMENT ADVISOR, INVESTORS BUSINESS DAILY, KIPLINGER'S, LOS ANGELES TIMES, MONEY MAGAZINE, MORNINGSTAR, INC., PENSION AND INVESTMENTS, SMART MONEY, THE NEW YORK TIMES, THE WALL STREET JOURNAL, USA TODAY, U.S. NEWS AND WORLD REPORT, WORTH MAGAZINE, WASHINGTON POST and YOUR MONEY.

                              Financial Statements

Effective for the period ended October 31, 1999, the Fund's Board of Directors approved a change of the Fund's fiscal year end from September 30 to October 31.


The Annual Report to Shareholders for the fiscal year ended October 31, 2001 contains a schedule of the investments of the Fund as of October 31, 2001, as well as certain other financial information. The financial statements and notes included in the Annual Report, and the Independent Auditors' Report thereon, are incorporated herein by reference. The Annual Report will be furnished, without charge, to investors who request copies of this SAI.


                               General Information

Custodian. State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105, serves as custodian of the Fund. It also maintains, under the general supervision of Seligman, the accounting records and determines the net asset value for the Fund.

Auditors. Deloitte & Touche LLP, independent auditors, have been selected as auditors of the Fund. Their address is Two World Financial Center, New York, NY 10281.

                                    APPENDIX

                 HISTORY OF J. & W. SELIGMAN & CO. INCORPORATED


Seligman's beginnings date back to 1837, when Joseph Seligman, the oldest of eight brothers, arrived in the United States from Germany. He earned his living as a pack peddler in Pennsylvania, and began sending for his brothers. The Seligmans became successful merchants, establishing businesses in the South and East.

Backed by nearly thirty years of business success - culminating in the sale of government securities to help finance the Civil War - Joseph Seligman, with his brothers, established the international banking and investment firm of J. & W. Seligman & Co. In the years that followed, the Seligman Complex played a major role in the geographical expansion and industrial development of the United States.

The Seligman Complex:

....Prior to 1900

o    Helps finance America's fledgling railroads through underwritings.

o Is admitted to the New York Stock Exchange in 1869. Seligman remained a member of the NYSE until 1993, when the evolution of its business made it unnecessary.

o Becomes a prominent underwriter of corporate securities, including New York Mutual Gas Light Company, later part of Consolidated Edison.

o Provides financial assistance to Mary Todd Lincoln and urges the Senate to award her a pension.

o    Is appointed U.S. Navy fiscal agent by President Grant.

o Becomes a leader in raising capital for America's industrial and urban development.

....1900-1910

o    Helps Congress finance the building of the Panama Canal.

....1910s

o Participates in raising billions for Great Britain, France and Italy, helping to finance World War I.

....1920s

o Participates in hundreds of successful underwritings including those for some of the Country's largest companies: Briggs Manufacturing, Dodge Brothers, General Motors, Minneapolis-Honeywell Regulatory Company, Maytag Company, United Artists Theater Circuit and Victor Talking Machine Company.

o Forms Tri-Continental Corporation in 1929, today the nation's largest, diversified closed-end equity investment company, with over $3 billion in assets, and one of its oldest.

....1930s

o Assumes management of Broad Street Investing Co. Inc., its first mutual fund, today known as Seligman Common Stock Fund, Inc.

o    Establishes Investment Advisory Service.

....1940s

o    Helps shape the Investment Company Act of 1940.

o Leads in the purchase and subsequent sale to the public of Newport News Shipbuilding and Dry Dock Company, a prototype transaction for the investment banking industry.

o Assumes management of National Investors Corporation, today Seligman Growth Fund, Inc.

o    Establishes Whitehall Fund, Inc., today Seligman Income Fund, Inc.

....1950-1989

o Develops new open-end investment companies. Today, manages more than 50 mutual fund portfolios.

o Helps pioneer state-specific, municipal bond funds, today managing a national and 18 state-specific municipal funds.

o Establishes J. & W. Seligman Trust Company and J. & W. Seligman Valuations Corporation.

o Establishes Seligman Portfolios, Inc., an investment vehicle with fifteen separate portfolios offered through variable annuity and variable life insurance products.

....1990s

o Introduces Seligman Select Municipal Fund, Inc. and Seligman Quality Municipal Fund, Inc., two closed-end funds that invest in high quality municipal bonds.

o Introduces to the public Seligman Frontier Fund, a small capitalization mutual fund.

o Launches Seligman Global Fund Series, Inc., which today offers five separate series: Seligman International Growth Fund, Seligman Global Smaller Companies Fund, Seligman Global Technology Fund, Seligman Global Growth Fund and Seligman Emerging Markets Fund.

o Launches Seligman Value Fund Series, Inc., which currently offers two separate series: Seligman Large-Cap Value Fund and Seligman Small-Cap Value Fund.

o Launches innovative Seligman New Technologies Fund, Inc., a closed-end "interval" fund seeking long-term capital appreciation by investing in technology companies, including venture capital investing.

....2000

o Introduces Seligman Time Horizon/Harvester Series, Inc., an asset allocation type mutual fund containing four funds: Seligman Time Horizon 30 Fund, Seligman Time Horizon 20 Fund, Seligman Time Horizon 10 Fund and Seligman Harvester Fund.

o Launches Seligman New Technologies Fund II, Inc., a closed-end "interval" fund seeking long-term capital appreciation by investing in technology companies, including up to 50% venture capital investing.


....2001

o Launches Seligman Tax-Aware Fund, Inc., an innovative mutual fund seeking to maximize after-tax returns.

o Launches Seligman Investment Grade Fixed Income Fund, Inc., a mutual fund seeking a high level of current income.

PART C.  OTHER INFORMATION

Item 23. Exhibits.

        All Exhibits have been previously filed and are incorporated herein by reference, except Exhibits marked with an asterisk (*) which are filed herewith.


(a) Articles Supplementary dated November 19, 2001. (Incorporated by reference to Registrant's Post-Effective Amendment No. 31 filed on November 29, 2001.)


(a)(1) Articles Supplementary dated May 24, 1999. (Incorporated by reference to Registrant's Post-Effective Amendment No. 28 filed on May 28, 1999.)

(a)(2) Amended and Restated Articles of Incorporation. (Incorporated by reference to Registrant's Post-Effective Amendment No. 21 filed on January 28, 1997.)

(b) Amended and Restated By-laws of Registrant. (Incorporated by reference to Registrant's Post-Effective Amendment No. 21 filed on January 28, 1997.)

(c) Copy of Specimen Stock Certificate for Class B Capital Stock. (Incorporated by reference to Form SE filed on April 16, 1996.)

(d) Management Agreement between the Registrant and J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Registrant's Post-Effective Amendment No. 20 filed April 19, 1996.)

(e) Addendum to Sales/Bank Agreement. (Incorporated by reference to Post-Effective Amendment No. 57 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 811-1886) filed on May 28, 1999.)

(e)(1) Form of Bank Agreement between Seligman Advisors, Inc. and Banks. (Incorporated by reference to Post-Effective Amendment No. 57 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 811-1886) filed on May 28, 1999.)

(e)(2) Distributing Agreement between Registrant and Seligman Advisors, Inc. (Incorporated by reference to Registrant's Post-Effective Amendment No. 21 filed on January 28, 1997.)

(e)(3) Form of Sales Agreement between Seligman Advisors, Inc. and Morgan Stanley Dean Witter & Co. (Incorporated by reference to Exhibit 6b of Post-Effective Amendment No 53 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 2-33566) filed on April 28, 1997.)

(e)(4) Form of Sales Agreement between Seligman Advisors, Inc. and Morgan Stanley Dean Witter & Co. with respect to certain Chilean institutional investors. (Incorporated by reference to Exhibit 6c of Post-Effective Amendment No. 53 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 2-33566) filed on April 28, 1997.)

(e)(5) Form of Dealer Agreement between Seligman Advisors, Inc. and Salomon Smith Barney Inc. (Incorporated by reference to Exhibit 6d of Post-Effective Amendment No 53 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 2-33566) filed on April 28, 1997.)

(f) Matched Accumulation Plan of J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Registrant's Post-Effective Amendment No. 21 filed on January 28, 1997.)

(f)(1) Deferred Compensation Plan for the Board of Directors of Seligman Frontier Fund, Inc. (Incorporated by reference to Exhibit (f)(1) of Registrant's Post-Effective Amendment No. 26 filed January 27, 1999.)

(g) Custody Agreement between Registrant and Investors Fiduciary Trust Company. (Incorporated by reference to Registrant's Post-Effective Amendment No. 21 filed on January 28, 1997.)

PART C. OTHER INFORMATION

(h)     Not applicable.


(i) Opinion and Consent of Counsel in respect of Class I shares. (Incorporated by reference to Registrant's Post-Effective Amendment No. 31 filed on November 29, 2001.)


(i)(1) Opinion and Consent of Counsel in respect of Class C shares. (Incorporated by reference to Registrant's Post-Effective Amendment No. 28 filed on May 28, 1999.)

(i)(2) Opinion and Consent of Counsel. (Incorporated by reference to Registrant's Post-Effective Amendment No. 21 filed on January 28, 1997.)

(j)     *Consent of Independent Auditors.

(k)     Not applicable.


(l) Purchase Agreement (Investment Letter) for Initial Capital in respect of Class I shares between Registrant and Seligman Advisors, Inc. (Incorporated by reference to Registrant's Post-Effective Amendment No. 31 filed on November 29, 2001.)


(l)(1) Form of Purchase Agreement (Investment Letter) for Initial Capital in respect of Class C shares between Registrant and Seligman Advisors, Inc. (Incorporated by reference to Registrant's Post-Effective Amendment No. 28 filed on May 28, 1999.)

(l)(2) Copy of Purchase Agreement (Investment Letter) for Initial Capital in respect of Class D shares between Registrant and Seligman Advisors, Inc. (Incorporated by reference to Registrant's Post-Effective Amendment No. 21 filed on January 28, 1997.)

(l)(3) Copy of Purchase Agreement (Investment Letter) for Initial Capital in respect of Class B shares between Registrant and Seligman Advisors, Inc. (Incorporated by reference to Registrant's Post-Effective Amendment No. 20 filed on April 19, 1996.)

(m) Amended Administration, Shareholder Services and Distribution Plan. (Incorporated by reference to Registrant's Post-Effective Amendment No. 28 filed on May 28, 1999.)

(m)(1) Amended Administration, Shareholder Services and Distribution Agreement between Seligman Advisors, Inc. and Dealers. (Incorporated by reference to Post-Effective Amendment No. 57 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 811-1886) filed on May 28, 1999.)


(n) Plan of Multiple Classes of Shares (five Classes) pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended. (Incorporated by reference to Registrant's Post-Effective Amendment No. 31 filed on November 29, 2001.)


(n)(1) Plan of Multiple Classes of Shares (four Classes) pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended. (Incorporated by reference to Post-Effective Amendment No. 57 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 811-1886) filed on May 28, 1999.)

(p) Code of Ethics. (Incorporated by reference to Post-Effective Amendment No. 29 filed on January 27, 2000.)


(Other Exhibits)    (a) Power of Attorney for Leroy C. Richie. (Incorporated by
                    reference to Registrant's Post-Effective Amendment No. 31 filed on November 29, 2001.)


                    (b) Powers of Attorney. (Incorporated by reference to Registrant's Post-Effective Amendment No. 23 filed on January 28, 1998.)

Item 24. Persons Controlled by or Under Common Control with Registrant.  None.

Item 25. Indemnification. Reference is made to the provisions of Articles Twelfth and Thirteenth of Registrant's Amended and Restated Articles of Incorporation filed as Exhibit 24(b)(1) and Article IV of Registrant's Amended and Restated By-laws filed as Exhibit 24(b)(2) to Registrant's Post-Effective Amendment No. 21 to the Registration Statement.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised by the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act as is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser. J. & W. Seligman & Co. Incorporated, a Delaware corporation (Seligman), is the Registrant's investment manager. Seligman also serves as investment manager to twenty-two other associated investment companies. They are Seligman Capital Fund, Inc., Seligman Cash Management Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Growth Fund, Inc., Seligman Global Fund Series, Inc., Seligman High Income Fund Series, Seligman Income Fund, Inc., Seligman Investment Grade Fixed Income Fund, Inc., Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman New Technologies Fund, Inc., Seligman New Technologies Fund II, Inc., Seligman Pennsylvania Municipal Fund Series, Seligman Portfolios, Inc., Seligman Quality Municipal Fund, Inc., Seligman Select Municipal Fund, Inc., Seligman Tax-Aware Fund, Inc., Seligman Time Horizon/Harvester Series, Inc., Seligman Value Fund Series, Inc. and Tri-Continental Corporation.

          Seligman has an investment advisory service division which provides investment management or advice to private clients. The list required by this Item 26 of officers and directors of Seligman, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by Seligman pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-15798), which was filed on March 31, 2001 (Schedule D) and June 8, 2001 (Schedule A), respectively.

Item 27.  Principal Underwriters.

          (a) The names of each investment company (other than the Registrant) for which Registrant's principal underwriter currently distributing securities of the Registrant also acts as a principal underwriter, depositor or investment adviser are: Seligman Capital Fund, Inc., Seligman Cash Management Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Growth Fund, Inc., Seligman Global Fund Series, Inc., Seligman High Income Fund Series, Seligman Income Fund, Inc., Seligman Investment Grade Fixed Income Fund, Inc., Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series, Seligman Portfolios, Inc., Seligman Tax-Aware Fund, Inc., Seligman Time Horizon/Harvester Series, Inc., Seligman Value Fund Series, Inc.

          (b) Name of each director, officer or partner of Registrant's principal underwriter named in response to Item 20:


                                                    Seligman Advisors, Inc.
                                                    As of January 31, 2002

                 (1)                                           (2)                                         (3)
         Name and Principal                            Positions and Offices                       Positions and Offices
          Business Address                             with Underwriter                            with Registrant
          ----------------                             ----------------                            ---------------
         William C. Morris*                            Director                                    Chairman of the Board and
                                                                                                   Chief Executive Officer
         Brian T. Zino*                                Director                                    President and Director
         Ronald T. Schroeder*                          Director                                    None
         Thomas G. Moles*                              Director                                    Vice President
         David F. Stein*                               Director                                    None
         Stephen J. Hodgdon*                           President and Director                      None
         Charles W. Kadlec*                            Managing Director, Chief Investment         None
                                                       Strategist
         Thomas G. Rose*                               Senior Vice President, Finance              Vice President
         Edward F. Lynch*                              Senior Vice President, National             None
                                                       Sales Director
         James R. Besher*                              Senior Vice President, Divisional           None
                                                       Sales Director
         Gerald I. Cetrulo, III*                       Senior Vice President, Sales                None
         Arthur A. Condron*                            Senior Vice President, Offshore             None
                                                       Sales & Administration
         Matthew A. Digan*                             Senior Vice President, Domestic             None
                                                       Funds
         Jonathan G. Evans*                            Senior Vice President, Sales                None
         T. Wayne Knowles*                             Senior Vice President, Divisional           None
                                                       Sales Director
         Joseph Lam                                    Senior Vice President, Regional             None
         Seligman International Inc.                   Director, Asia
         Suite 1133, Central Building
         One Pedder Street
         Central Hong Kong
         Bradley W. Larson*                            Senior Vice President, Sales                None
         Michelle McCann-Rappa*                        Senior Vice President, Retirement           None
                                                       Plans
         Scott H. Novak*                               Senior Vice President, Insurance            None
         Ronald W. Pond*                               Senior Vice President, Divisional           None
                                                       Sales Director
         J. Jeffery Rold*                              Senior Vice President, Divisional           None
                                                       Sales Director
         Richard M. Potocki*                           Managing Director, Sales and Global         None
                                                       Financial Services
         Fernando SanchezAlcazar                       Senior Vice President, Regional             None
         Seligman International, Inc.                  Director, Latin America
         Av. Alicia M. de Justo 550
         Piso 2
         C1007AAL Buenos Aires, Argentina
         Mr. Michele di Stefano                        Senior Vice President, Regional             None
         Seligman International UK Limited             Director, Europe/Middle East
         Berkeley Square House 2nd Floor
         Berkeley Square
         London, United Kingdom W1X 6EA
         Bruce M. Tuckey*                              Senior Vice President, Sales                None
         Andrew S. Veasey*                             Senior Vice President, Sales                None
         Charles L. von Breitenbach, II*               Senior Vice President, Managed              None
                                                       Money Services
         Jeffrey S. Dean*                              Vice President, Business Analysis           None
         Mason S. Flinn*                               Senior Vice President, National             None
                                                       Sales Manager of Retirement Plans

                                                    Seligman Advisors, Inc.
                                                    As of January 31, 2002
                 (1)                                           (2)                                         (3)
         Name and Principal                            Positions and Offices                       Positions and Offices
          Business Address                             with Underwriter                            with Registrant
          ----------------                             ----------------                            ---------------
         Tracy A. Goldenberg*                          Vice President, Regional Retirement         None
                                                       Plans Manager
         Jody Knapp*                                   Vice President, Regional Retirement         None
                                                       Plans Manager
         Robert H. McBride*                            Vice President, Director of Marketing,      None
                                                       Latin America
         David W. Mountford*                           Vice President, Regional Retirement         None
                                                       Plans Manager
         Jeffery C. Pleet*                             Vice President, Regional Retirement         None
                                                       Plans Manager
         Nicholas Roberts*                             Vice President, Senior National             None
                                                       Accounts Manager
         Helen Simon*                                  Vice President, Sales Administration        None
         Gary A. Terpening*                            Vice President, Director of Business        None
                                                       Development

         Robert Thompson*                              Vice President, Regional Retirement         None
                                                       Plans Manager
         John E. Skillman, III*                        Vice President, Portfolio Advisory,         None
                                                       Managed Money
         Joseph Williams*                              Vice President, Portfolio Advisory          None
                                                       Managed Money
         William DeSanto*                              Vice President, Portfolio Advisory,         None
                                                       Managed Money
         Kevin M. Casey                                Vice President, Regional Sales              None
         15 Woodmere Drive
         Fort Salonga, NY  11768
         Daniel R. Chambers                            Vice President, Regional Sales              None
         3705 Potomic Avenue
         Ft. Worth, TX  76107
         Bradford C. Davis                             Vice President, Regional Sales              None
         241 110th Avenue SE
         Bellevue, WA  98004
         Cathy Des Jardins                             Vice President, Regional Sales              None
         PMB 152
         1705 14th Street
         Boulder, CO  80302
         Kenneth J. Dougherty                          Vice President, Regional Sales              None
         820 Gilbert Highway
         Fairfield, CT  06430
         Edward S. Finocchiaro                         Vice President, Regional Sales              None
         120 Screenhouse Lane
         Duxbury, MA  02332
         Michael C. Forgea                             Vice President, Regional Sales              None

         41 Langlo Terrace
         Santa Barbara, CA  93105

         Brett M. Frum                                 Vice President, Regional Sales              None
         1681 Lago Mar Drive
         Dayton, OH  45458
         Carla A. Goehring                             Vice President, Regional Sales              None
         11426 Long Pine Drive
         Houston, TX  77077

                                                    Seligman Advisors, Inc.
                                                    As of January 31, 2002
                 (1)                                           (2)                                         (3)
         Name and Principal                            Positions and Offices                       Positions and Offices
          Business Address                             with Underwriter                            with Registrant
          ----------------                             ----------------                            ---------------
         Gregory J. LaVersa                            Vice President, Regional Sales              None
         1200 Springfield Avenue, Unit 4A
         New Providence, NJ  07974
         Bill Lehew                                    Vice President, Regional Sales              None
         9900 Lampkin Park Drive
         Charlotte, NC  28269
         Michael K. Lewallen                           Vice President, Regional Sales              None
         908 Tulip Poplar Lane
         Birmingham, AL  35244
         Mike Loftus                                   Vice President, Regional Sales              None
         4728 Oak Street, Apt 1134
         Kansas City, MO  64112
         Judith L. Lyon                                Vice President, Regional Sales              None
         7105 Harbour Landing
         Alpharetta, GA  30005
         Sean Maher                                    Vice President, Regional Sales              None
         471 Cornwall Court
         Severna Park, MD  21146
         Leslie A. Mudd                                Vice President, Regional Sales              None
         5243 East Calle Redonda
         Phoenix, AZ  85018
         Timothy L. O'Connell                          Vice President, Regional Sales              None
         11908 Acacia Glen Court
         San Diego, CA  92128
         Thomas P. Parnell                             Vice President, Regional Sales              None
         1575 Edgecomb Road
         St. Paul, MN  55116
         Craig S. Prichard                             Vice President, Regional Sales              None
         9207 Cross Oaks Court
         Fairfax Station, VA  22039
         Michael Schell                                Vice President, Regional Sales              None
         4088 Longfellow Lane
         Hudson, OH  44236
         Diane H. Snowden                              Vice President, Regional Sales              None
         11 Thackery Lane
         Cherry Hill, NJ  08003
         Edward D. Spaulding                           Vice President, Regional Sales              None
         30 Observatory Pointe Drive
         Wilder, KY  41076
         James C. Taylor                               Vice President, Regional Sales              None
         1211 Bonnema Court
         Naperville, IL  60565
         Steven C. Wilson                              Vice President, Regional Sales              None
         83 Kaydeross Park Road
         Saratoga Springs, NY  12866
         Frank J. Nasta*                               Secretary                                   Secretary
         Sandra G. Floris*                             Assistant Vice President, Order Desk        None
         Keith R. Landry*                              Assistant Vice President, Order Desk        None
         Albert A. Pisano*                             Vice President and Compliance               None
                                                       Officer

* The principal business address of each of these directors and/or officers is 100 Park Avenue, New York, NY 10017.

          (c) Not Applicable.

Item 28. Location of Accounts and Records. The accounts, books and documents to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are kept in the possession of J. & W. Seligman & Co. Incorporated at its offices at 100 Park Avenue, New York, NY 10017 or at the following locations: (1) State Street Bank & Trust Company, 801 Pennsylvania, Kansas City, MO 64105, custodian of the Registrant's cash and securities. It also is agent to perform certain accounting and recordkeeping functions relating to portfolio transactions and to calculate the net asset value of the Registrant, and (2) Seligman Data Corp., 100 Park Avenue New York, NY 10017, as shareholder servicing agent, maintains shareholder records for the Registrant.

Item 29.  Management Services.  Not Applicable.


Item 30. Undertakings. The Registrant undertakes: (1) if requested to do so by the holders of at least 10% of its outstanding shares, to call a meeting of shareholders for the purpose of voting upon the removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940, as amended; and (2) to furnish to each person to whom a prospectus is delivered, a copy of the Registrant's latest Annual Report to shareholders, upon request and without charge.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 32 to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 32 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 28th day of February, 2002.


                                           SELIGMAN FRONTIER FUND, INC.



                                           By: /s/ William C. Morris
                                               ------------------------------
                                               William C. Morris, Chairman


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 32 has been signed below by the following persons in the capacities indicated on February 28, 2002.

Signature                                  Title
---------                                  -----


/s/ William C. Morris                      Chairman of the Board (Principal
--------------------------------           Executive Officer) and Director
    William C. Morris


/s/ Brian T. Zino                          President and Director
--------------------------------
    Brian T. Zino


/s/ Lawrence P. Vogel                      Treasurer (Principal Financial
--------------------------------           and Accounting Officer)
    Lawrence P. Vogel


John R. Galvin, Director         )
Alice S. Ilchman, Director       )
Frank A. McPherson, Director     )
John E. Merow, Director          )         /s/ Brian T. Zino
Betsy S. Michel, Director        )         --------------------------------
James C. Pitney, Director        )         Brian T. Zino, Attorney-in-Fact
Leroy C. Richie, Director        )
James Q. Riordan, Director       )
Robert L. Shafer, Director       )
James N. Whitson, Director       )

                          SELIGMAN FRONTIER FUND, INC.
                     Post-Effective Amendment No. 32 to the
                       Registration Statement on Form N-1A


                                  EXHIBIT INDEX



Form N-1A Item No.                      Description
------------------                      -----------

Item 23(j)                              Consent of Independent Auditors.